Exhibit 10.1

LEASE ASSIGNMENT AND AMENDMENT

THIS LEASE ASSIGNMENT AND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of June 1, 2010 by and among LVRH Properties LLC, a Nevada limited-liability company (“Landlord”), Las Vegas Rehabilitation Hospital LLC, a Nevada limited-liability company (“Original Tenant”), and HealthSouth Rehabilitation Hospital of Desert Canyon, LLC, a Delaware limited-liability company (“New Tenant”).

RECITALS:

A.       Landlord and Original Tenant entered into that Lease Agreement (Triple-Net/Single-Tenant), dated January 30, 2006, as amended by Amendment No. 1 dated January 30, 2009, Amendment No. 2 dated on or about April 2, 2009, Amendment No. 3 dated March 12, 2009, and Amendment No. 4 dated June 30, 2009 (collectively, the “Lease”), providing for the lease by Original Tenant from Landlord of the building and other real property located at 9175 W. Oquendo Road, Las Vegas, Nevada (the “Demised Premises”).

B.       Original Tenant owns and operates a 50 bed rehabilitation hospital at the Demised Premises known as Desert Canyon Rehabilitation Hospital (the “Hospital”),

C.       New Tenant (as successor in interest to HealthSouth Corporation, a Delaware corporation) and Original Tenant entered into that Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 21, 2010 and amended May 5, 2010, providing for the purchase by New Tenant from Original Tenant of substantially all of the assets owned or leased by Original Tenant in relation to the Hospital.

D.       In connection with the Closing, as defined in the Purchase Agreement, Original Tenant has agreed to assign to New Tenant all of Original Tenant's rights under the Lease accruing from and after the Closing Effective Time, as defined in the Purchase Agreement, and New Tenant has agreed to assume all of Original Tenant's obligations and liabilities under the Lease accruing from and after the Closing Effective Time.

E.        Also in connection with the Closing, Landlord and New Tenant have agreed to amend the Lease as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Capitalized terms used herein but not defined herein shall have the meanings given in the Lease. Capitalized terms used in this Amendment but not defined in the Lease shall have the meanings given in this Amendment.

2.        Landlord and Original Tenant make the following representations and warranties to New Tenant:

(a)        To Landlord's and Original Tenant's knowledge, the Demised Premises, as currently used by Original Tenant, is not in violation of any Applicable Law, as defined in the Purchase Agreement (including without limitation, building, public health, zoning or environmental laws), or any covenant, condition, restriction or easement, affecting the Demised Premises.

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(b)       The Demised Premises is the only real property used in the operation of the Hospital by Original Tenant.

(c)        Landlord and Original Tenant have no knowledge of any pending or threatened condemnation proceedings, lawsuits, or administrative actions relating to the Demised Premises.

(d)       Except for the Lease, there are no leases, subleases, licenses, concessions, or other similar agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the Demised Premises.

(e)       There are no outstanding options or rights of first refusal to purchase the Demised Premises, or any portion thereof or interest therein.

(f)        There are no parties (other than Original Tenant) in possession of the Demised Premises.

(g)       Landlord and Original Tenant have no knowledge of any intended public improvement which may involve any charge being levied or assessed or which may result in the creation of any lien upon the Demised Premises; or any suit, action, claim or legal, administrative, arbitration or other proceeding or governmental investigation pending, threatened or contemplated against or affecting the Demised Premises.

(h)       The Lease is valid, binding and enforceable in accordance with its terms and is in full force and effect.

(i)         The Lease demises and leases to Original Tenant all of the Demised Premises, and as amended and assigned pursuant hereto, will demise and lease to New Tenant all of the Demised Premises,

(j)         There have been no modifications to the Lease.

(k)       There are no outstanding payments due to Landlord required to be paid by Original Tenant under the terms and provisions of the Lease. There are no outstanding payments due to any third party required to be paid by Original Tenant under the terms and provisions of the Lease with respect to any period prior to the Closing Effective Time for which New Tenant shall be responsible or liable. Landlord and Original Tenant have no knowledge of any default under the Lease by either Landlord or Original Tenant.

(l)         Landlord is not holding, and Original Tenant has not made, any security deposit or pre-payments of rent under the Lease.

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(m)       No notice of violation of any Applicable Law, or of any covenant, condition, restriction or easement affecting the Real Property, has been given to Original Tenant or Landlord by any Governmental Entity having jurisdiction over the Demised Premises or by any other person or entity entitled to enforce the same. As used herein, “Governmental Entity” means any government, or any agency, bureau, board, directorate, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local.

(n)       The execution and delivery of this Amendment has been duly and validly authorized by all necessary action on the part of Landlord and Original Tenant. This Amendment is, and will be, a valid and legally binding obligation of Landlord, enforceable in accordance with its terms.

Landlord and Original Tenant will be deemed to have “knowledge” of a particular fact or other matter only if a Principal, as defined in the Purchase Agreement, has actual knowledge of such fact or other matter.

3.         New Tenant makes the following representations and warranties to Landlord and Original Tenant:

(a)       The execution and delivery of this Amendment has been duly and validly authorized by all necessary action on the part of New Tenant. This Amendment is, and will be, a valid and legally binding obligation of New Tenant, enforceable in accordance with its terms.

(b)       New Tenant does not, and will not during the term of the Lease, as amended by this Amendment, operate under any corporate integrity or similar agreement that would be binding upon any successor tenant or occupant of the Demised Premises other than New Tenant.

4.         Upon execution of this Amendment, Landlord shall deliver the following to New Tenant:

(a)       Copies of resolutions duly adopted by the Manager of Landlord authorizing and approving Landlord's performance under the Lease and the execution, delivery and performance of this Amendment, certified as true and of full force as of the date hereof by a manager of Landlord.

(b)       Certificates of incumbency for the respective managers of Landlord executing this Amendment.

(c)       Certificates of existence and good standing of Landlord from the State of Nevada, dated not more than 30 days prior to the date hereof.

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5.        Original Tenant hereby assigns to New Tenant all of Original Tenant's right, title and interest in and to the Lease. New Tenant hereby accepts such assignment and assumes and agrees to perform all of the obligations and liabilities of Original Tenant arising or accruing under the Lease from and after the Closing Effective Time. Landlord hereby fully consents, in accordance with the Lease, to such assignment and agrees to recognize New Tenant as the Tenant under the Lease from and after the Closing Effective Time. Further, Landlord hereby releases Original Tenant from all such obligations and liabilities assumed by New Tenant from and after the Closing Effective Time. Original Tenant shall indemnify, defend and hold harmless New Tenant and each of the shareholders, members, directors, officers, owners, employees, affiliates, and agents of the New Tenant, against any and all losses, costs, claims, liabilities, fees, penalties, damages, obligations or expenses (including reasonable costs of investigation, court costs and legal fees) of any nature, including any interest charged thereon, resulting from or arising under the Lease prior to the Closing Effective Time. New Tenant shall indemnify, defend and hold harmless Original Tenant and each of the shareholders, members, directors, officers, owners, employees, affiliates, and agents of the Original Tenant, against any and all losses, costs, claims, liabilities, fees, penalties, damages, obligations or expenses (including reasonable costs of investigation, court costs and legal fees) of any nature, including any interest charged thereon, resulting from or arising under the Lease, as amended by this Amendment, from and after the Closing Effective Time.

6.        Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to the Lease are hereby deleted from the Lease in their entirety.

7.        Exhibit A to the Lease is hereby replaced by Exhibit A attached hereto.

8.        Section 2 of the Lease is hereby amended to read in its entirety as follows:

Demised Premises. Landlord has constructed on the Demised Premises a building containing approximately 53,260 square feet of space (the “Building”). There shall be no deduction or exclusion for any square feet of the Building included within the Demised Premises by reason of corridors, interior partitions or any other interior construction improvements or equipment.

9.        The end of the Base Term set forth in Section 3(a) of the Lease is hereby extended to May 31, 2025.

10.      Section 3(b) of the Lease is hereby amended to read in its entirety as follows:

Extension Options. So long as no “Event of Default' (as hereinbelow defined) is in effect at the time of such exercise by Tenant, Tenant shall have four (4) consecutive rights to extend the Term by a period of five (5) years per each such extension option (each an “Extension Period”); provided, however, that upon any such extension of the Term all of the remaining terms and conditions hereof shall remain in force and effect (except that the Base Rent payable during such extension of the Term shall be calculated in accordance with Section 4(b) below); provided further, that to exercise any such option Tenant must give Landlord written notice of such exercise, in accordance with the provisions hereof, not less than six (6) months prior to the date that the Term would otherwise expire.

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11.      Section 4(a) of the Lease is hereby amended to read in its entirety as follows:

Initial Term Base Rent. Subject to adjustment as hereinafter provided, Tenant shall pay Landlord as base rent (“Base Rent”) the sum of One Hundred Fifteen Thousand Dollars ($115,000) per month in advance on the first day of each month during the Term beginning on the Closing Effective Time. If the Closing Effective Time is not on the first day of a calendar month then (i) Base Rent for the fractional month that includes the Closing Effective Time shall be due on the Closing Effective Time, and (ii) the Base Rent due for such fractional month shall be prorated based upon the actual number of days in such fractional month, On June 1, 2015, and on June 1, 2020, the Base Rent shall be increased by a percentage equal to the lesser of (i) the percentage increase in the CPI-U during the preceding five (5) year period (based upon the CPI-U for the months of May, 2010 and May, 2015 for the June 1, 2015 adjustment date and May, 2015 and May, 2020 for the June 1, 2020 adjustment date), or (ii) fifteen percent (15%); provided, however, that in no event shall the Base Rent be decreased. As used herein, “CPI-U” means the U.S. Department of Labor, Bureau of Labor Statistics, Consumers Price Index for all Urban Consumers, All Cities Average, Subgroup “all items” (base reference period 1982-84=100). If during the Term the U.S. Department of Labor, Bureau of Labor Statistics, ceases to publish the CPI-U, such other index or standard as will most nearly accomplish the aim and purpose of the CPI-U and the use thereof herein shall be selected by Landlord and Tenant.

12.      Section 4(b) of the Lease is hereby amended to read in its entirety as follows:

Extension Period Base Rent. The Base Rent for the first Extension Period shall be the greater of (i) the Fair Market Rent, or (ii) eighty percent (80%) of the Base Rent during the last five (5) years of the initial Term. The Base Rent for the second Extension Period shall be the greater of (i) the Fair Market Rent, or (ii) ninety percent (90%) of the Base Rent during the first Extension Period; provided, however that if the Base Rent during the first Extension Period was equal to or less than ninety percent (90%) of the Base Rent during the last five (5) years of the initial Term, then the Base Rent for the second Extension Period shall not be less than one hundred percent (100%) of the Base Rent during the first Extension Period. The Base Rent for the third Extension Period shall be the greater of (i) the Fair Market Rent, or (ii) ninety percent (90%) of the Base Rent during the second Extension Period; provided, however that if the Base Rent during the second Extension Period was ninety percent (90%) of the Base Rent during the first Extension Period, then the Base Rent for the third Extension Period shall not be less than one hundred percent (100%) of the Base Rent during the second Extension Period. The Base Rent for the fourth Extension Period shall be the greater of (i) the Fair Market Rent, or (ii) ninety percent (90%) of the Base Rent during the third Extension Period; provided, however that if the Base Rent during the third Extension Period was ninety percent (90%) of the Base Rent during the second Extension Period, then the Base Rent for the fourth Extension Period shall not be less than one hundred percent ( 100%) of the Base Rent during the third Extension Period.

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As used herein, “Fair Market Rent” shall mean the fair market rental rate for the Demised Premises at the time Tenant notifies Landlord of Tenant’s election to exercise its option to extend the Term under Section 3(b) above. Within thirty (30) days of Landlord's receipt of such notice, Landlord shall notify Tenant of Landlord's determination of the Fair Market Rent. Tenant shall have fifteen (15) days from its receipt of such notice from Landlord to notify Landlord that Tenant does not agree with Landlord's determination of the Fair Market Rent. If Tenant fails to so notify Landlord, Tenant shall be deemed conclusively to have accepted Landlord's determination. If Tenant does not agree with Landlord's proposed Fair Market Rent, and Landlord and Tenant cannot agree upon the Fair Market Rent within ten (10) days of Tenant's notice to Landlord of Tenant's disagreement, then Landlord and Tenant shall each submit a new determination of the Fair Market Rent to the appraisers appointed as follows. Landlord and Tenant shall each, within twenty (20) days of Tenant's notice to Landlord of Tenant's disagreement, appoint one (1) independent appraiser who shall by profession be an MAI appraiser with experience appraising property similar in nature to the Demised Premises in the Las Vegas, Nevada metropolitan area. Within thirty (30) days of the date of appointment of the last appointed appraiser each party shall present their respective appraiser's results. If the results of the two appraisers are within 10% of the results of the lower of the two appraisals, then the Fair Market Rent shall be the average of the results of the two appraisals. If the results of the two appraisals are not within 10% of the lower of the two appraisals, then the two (2) appraisers shall within fifteen (15) days agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth above for qualification of the initial two (2) appraisers. The third appraiser shall within thirty (30) days present its opinion of the Fair Market Rent. The Fair Market Rent shall be the average of the results of the third appraiser and the results of the other appraiser closest to that of the third appraiser. The cost of the third appraisal shall be shared equally by the parties.

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13.      Section 4(d) of the Lease is hereby amended to read in its entirety as follows:

Property Taxes. Tenant shall in respect of all periods of the Term pay all real property taxes and general and special assessments on the Demised Premises, and shall pay all taxes charged against trade fixtures, utility installations, furnishings, equipment or any other personal property belonging to Tenant. Landlord shall forward to Tenant in a timely manner all bills and notices with respect to such real property taxes and assessments as are received by Landlord from third parties, and within five (5) days after request by Landlord (and in no event less than quarterly), Tenant shall provide Landlord with written evidence of each such payment. Tenant shall be deemed to have complied with the covenants of this Section 4(d) if payment of such taxes or assessments shall have been made within any period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest. Tenant or its designees shall have the right to contest or review all such taxes by legal proceedings, or in such other manner as Tenant may deem suitable. If instituted, Tenant or its designees shall conduct such review or contest promptly at its own expense, and free of any expense to Landlord, and, if necessary, in the name of and with the cooperation of Landlord and Landlord shall execute all documents reasonably necessary to accomplish the foregoing. Notwithstanding the foregoing, Tenant shall promptly pay all such taxes if at any time the Demised Premises or any part of the Demised Premises shall be subject to the commencement of any forfeiture proceeding, or if Landlord shall be subject to any civil or criminal liability arising out of the nonpayment thereof, or if nonpayment would result in any default under any loan or other obligation of Landlord secured by any deed of trust or other lien on the Demised Premises. If there shall be any refunds or rebates on account of the taxes paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant. Tenant shall be solely responsible for payment of any penalties or interest charged with respect to taxes and assessments for which Tenant is responsible, except that Landlord shall be responsible for any such penalties or interest resulting from any failure by Landlord to timely forward to Tenant any bill or notice of such taxes or assessments received by Landlord.

14.      Section 4(f) of the Lease is hereby deleted in its entirety.

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15.      The initial paragraph of Section 6 of the Lease is hereby amended to read in its entirety as follows:

Use of Demised Premises. The Demised Premises are leased to Tenant solely for the operation of a rehabilitation hospital and uses incidental thereto. Tenant shall use the Demised Premises solely for this purpose and shall not use or allow to be used the Demised Premises, or any portion thereof, for any other purpose or purposes whatsoever without Landlord's prior written consent.

16.      Section 6(c) of the Lease is hereby amended to read in its entirety as follows:

Compliance with Rules and Regulations. Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the rules and regulations set forth above and such additional rules and regulations hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, reasonably adopt for the safety, care and cleanliness of the Demised Premises, for the preservation of good order thereon; provided the same are customary, in compliance with applicable law and do not materially interfere with Tenant's use of the Demised Premises as a rehabilitation hospital, and copies of the same are furnished to Tenant.

17.       Section 6(g) of the Lease is hereby amended to read in its entirety as follows:

Insurance. Tenant shall, at Tenant's expense, maintain property insurance on the Demised Premises and appurtenant structures in the amount of 100% of the replacement cost of the Demised Premises. In addition, Tenant shall, at Tenant's expense, obtain and keep in force at all times during the Term of the Lease, a policy or policies of insurance covering loss or damage to all of the improvements, betterments, Tenant's personal property, utility installations, trade fixtures, furnishings, and Tenant's business contents located within the Demised Premises, in the amount of one hundred percent (100%) of the full replacement value thereof as reasonably ascertained by the Tenant's insurance carrier against risks of direct physical loss or damage, normally covered in an “all risk” policy (including the perils of flood and surface waters), as such term is used in the insurance industry; provided, however, that Tenant shall have no obligation to insure against earthquakes or against acts of terror. The proceeds of such insurance shall be used for the repair or replacement of the property so insured (including, without limitation, any repair or replacement of such property in accordance with Section 16 below).

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Tenant shall, at Tenant's expense, maintain a policy of Commercial General Liability insurance insuring Tenant and as additional insureds, Landlord and any of Landlord's mortgagees, against liability arising out of the ownership, use, occupancy or maintenance of the Demised Premises. Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than Two Million Dollars ($2,000,000) per occurrence. The amount of such insurance shall be subject to periodic increase requests by Landlord based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. If Landlord requests a change to said limit, Tenant shall review the request but shall not be obligated to change said limit unless such change is necessary to increase said limit to a commercially reasonable amount, in which case such amount shall be mutually agreed upon by Landlord and Tenant. However, the limits of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder.

Insurance required to be maintained by Tenant hereunder shall be in companies holding a “General Policyholders' Rating” of B-plus or better and a “financial rating” of 10 or better, as a set forth in the most current issue of “Best's Insurance Guide”, or such comparable ratings as Landlord and Tenant shall agree. Tenant shall promptly deliver to Landlord, within thirty (30) days of the Commencement Date, original certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. Tenant shall use its best efforts to furnish Landlord with renewal certificates thereof within thirty (30) days prior to the expiration, cancellation or reduction of such policies, but in any event shall furnish Landlord with such renewal certificates as soon as they are available to Tenant. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required under this Lease.

Tenant shall obtain from the issuers of the insurance policies referred to in this Lease a waiver of subrogation provision in said policies (with respect to Landlord) and Tenant hereby releases and relieves Landlord, and waives any and all rights of recovery against Landlord, or against the employees, officers, agents and representatives of Landlord, for loss or damage arising out of or incident to the perils required to be insured against under this Lease which perils occur in, on or about the Demised Premises, whether due to the negligence of Landlord or Landlord's agents, employees, contractors, subcontractors or invitees (but not if due to the intentional misconduct of Landlord or Landlord's agents or employees).

18.       Section 7 of the Lease is hereby amended to delete the next to last sentence of Section 7 and replace the next to last sentence with the following:

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Throughout the performance of improvements, Tenant, at its expense, shall carry, or cause to be carried, workers' compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Demised Premises, insuring Tenant and as additional insureds, Landlord and any of Landlord's mortgagees, in such limits as agreed upon by Landlord and Tenant.

19.       Section 10 of the Lease is hereby amended to read in its entirety as follows:

Indemnification. Tenant hereby covenants and agrees to indemnify, save and hold Landlord harmless from liability, loss, expenses (including reasonable attorney's fees, judgments, claims, liens and demands) in connection with, (i) Tenant's use of the Demised Premises, or (ii) the conduct of Tenant's business, or (iii) any activity, work or things done in the Demised Premises, or (iv) any default in the performances of any obligation on Tenant's part to be performed under the terms of the Lease, or (v) any negligence of Tenant, or any of Tenant's agents, contractors, or employees. Notwithstanding the foregoing, Tenant shall not be required to defend, save harmless or indemnify Landlord, and Landlord shall indemnify, save and hold harmless Tenant, from any liability for injury, loss, accident or damage to any person or property resulting from Landlord's negligence or willful acts or omissions, or those of Landlord's agents, contractors or employees.

20.       Section 16(b) of the Lease is hereby amended to read in its entirety as follows:

Insurance Proceeds. All insurance proceeds payable under any fire and extended coverage risk insurance required to be maintained by Tenant pursuant to this Lease shall be payable solely to Landlord or any mortgagee under a mortgage or beneficiary under a deed of trust holding a lien encumbering the Demised Premises (as their respective interests shall appear) to be held and applied to the cost of restoring the Demised Premises, and Tenant shall have no interest therein, except that Tenant shall be entitled to all insurance proceeds payable for the destruction of Tenant's personal property (in no event, however, shall Tenant be entitled to insurance proceeds with respect to destruction of any improvements, betterments or fixtures on the Demised Premises). Tenant shall also be responsible for the amount of any deductible required under any insurance policy covering fire or other casualty. If for any reason any portion of the cost to restore the Demised Premises is not covered by insurance, then Tenant shall pay to Landlord, upon demand, any cost or expense that is not so covered. Such repair and restoration shall be performed by properly insured

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and licensed contractors, in accordance with plans and specifications approved by Landlord, and shall comply with the requirements of this Lease and all applicable laws, codes and regulations. In the event Landlord is required to pay any portion of such restoration or repair costs, Tenant shall reimburse Landlord therefore, together with interest at twelve percent (12%) per year, within ten (10) days after receiving demand therefor from Landlord. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Neither the rent payable by Tenant nor any of Tenant's other obligations under any provisions of this Lease shall be affected by any damage to or destruction of the Demised Premises or any portion thereof by any cause whatsoever. Notwithstanding anything to the contrary set forth above, if such damage or destruction shall occur during the last two (2) years of the Lease, Tenant shall not be required to repair or restore the Demised Premises, provided that all insurance proceeds required to be paid to Landlord above are paid to Landlord, Tenant shall pay to Landlord the amount, if any, by which the cost to repair such damage or destruction exceeds the amount of such insurance proceeds received by Landlord, and Tenant shall pay to Landlord all rent and all other sums due under this Lease for the remainder of the Term of this Lease.

21.       Section 18(c) of the Lease is hereby amended to read in its entirety as follows:

c.         Tenant should vacate or abandon the Demised Premises during the Term of this Lease without continuing to pay the rent due hereunder;

22.       Landlord's address for purposes of Section 23(a) of the Lease is hereby changed to 9115 West Russell Road, Suite 210, Las Vegas, Nevada 89148, Attn: Edward M. Nigro.

23.       New Tenant's address for purposes of Section 23(b) of the Lease is hereby changed to c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243, Attn: Real Estate Department.

24.       Landlord hereby grants to New Tenant a right of first refusal (the “First Refusal Right”) to purchase the Demised Premises in the event that Landlord shall desire to sell the Demised Premises. If Landlord receives an offer to purchase the Demised Premises that Landlord desires to accept (a “Purchase Offer”), then Landlord shall notify New Tenant in writing of such Purchase Offer and provide New Tenant with a copy of the same. New Tenant shall have twenty (20) days (the “Right Period”) after receiving such notice and copy within which to exercise the First Refusal Right; provided, however that if the Purchase Offer is from a party associated with an inpatient rehabilitation hospital, long term acute care hospital or skilled nursing facility located or to be located within Clark County, Nevada, then the Right Period shall be thirty (30) days from New Tenant's receipt of such notice and copy. If New Tenant elects to so exercises the First Refusal Right, then New Tenant shall purchase the Demised Premises at the same price and otherwise on the same terms and conditions as are specified in the Purchase Offer. If New Tenant does not exercise the First Refusal Right with respect to such Purchase Offer within the Right Period, then the First Refusal Right shall terminate with respect to such Purchase Offer and Landlord may proceed with the sale of the Demised Premises in accordance with the Purchase Offer. The First Refusal Right shall terminate upon the earlier of (a) the expiration or sooner termination of the Lease, or (b) the sale of the Demised Premises pursuant to a Purchase Offer with respect to which New Tenant does not elect to exercise the First Refusal Right.

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25.      Concurrently with the execution of this Amendment, Landlord and New Tenant agree to execute a Memorandum of Lease in the form attached hereto as Exhibit B and Landlord shall record such Memorandum of Lease in the public records of the county in which the Demised Premises are located within five (5) days of the date of this Amendment. Landlord shall provide New Tenant with a copy of the recorded Memorandum of Lease within thirty (30) days of the date of this Amendment. Landlord and Tenant shall each pay one-half of the costs associated with the recording of the Memorandum of Lease.

26.      During the term of the Lease Agreement and upon request from Tenant, Landlord shall use commercially reasonable efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement from any holder or future holder of a mortgage covering the Demised Premises or the Building in a form reasonably satisfactory to Tenant, but in no event shall Landlord be required to pay any amount to obtain any such agreement from any such mortgage holder.

27.       The payment and performance obligations of New Tenant under the Lease, as amended by this Amendment, have been guaranteed by HealthSouth Corporation, a Delaware corporation, pursuant to a Guaranty of Lease in the form attached hereto as Exhibit C.

28.       Save and except as amended hereby, the Lease Agreement shall remain unmodified and in full force and effect.

29.       The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Amendment.

30.       This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LANDLORD:			NEW TENANT:

LVRH Properties LLC, a Nevada limited-liability company			HealthSouth Rehabilitation Hospital of Desert Canyon, LLC, a Delaware limited-liability company

By:	LVRH Properties Management LLC,		By:	/s/ John P. Whittington
	a Nevada limited-liability company		Name:	John P. Whittington
	and its Manager		Title:	Vice President & Secretary

	By:	/s/ Edward M. Nigro
	Name:	Edward M. Nigro
	Title:	Manager

ORIGINAL TENANT:

Las Vegas Rehabilitation Hospital LLC, a Nevada limited-liability company

By:	LVRH Operations Management LLC, a Nevada limited-liability company and its Manager

	By:	/s/ Edward M. Nigro
	Name:	Edward M. Nigro
	Title:	Manager

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EXHIBIT A

SITE PLAN

[See Attached]

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EXHIBIT B

APN: 163-32-201-006

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

MEMORANDUM OF LEASE

(For recording purposes)

THIS MEMORANDUM OF LEASE is made as of ______, 2010, by and between LVRH Properties LLC, a Nevada limited-liability company (“Landlord”), and ___ ___________, a Delaware limited-liability company (“Tenant”), who agree as follows:

l.        Premises. Landlord has leased to Tenant and Tenant has leased from Landlord, for the consideration and upon and subject to the terms and conditions of the unrecorded Lease Agreement, dated January 30, 2006, between Landlord and Las Vegas Rehabilitation Hospital LLC, a Nevada limited liability company (''LVRH”), as amended by that certain Lease Assignment and Amendment, dated _____ __, 2010, among Landlord, LVRH and Tenant (collectively the “Lease”) (all of the terms and conditions of which are hereby incorporated into this Memorandum of Lease by reference as though set forth in full herein), that certain real property located at 9175 W. Oquendo Road, Las Vegas, Nevada and more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Demised Premises”).

2.       Initial Term. The initial term of the Lease expires May 31, 2025.

3.       Renewal Terms. Landlord has granted Tenant four (4) successive options to extend the term of the Lease by five (5) years each upon and subject to the terms and conditions of the Lease.

4.       Right of First Refusal. In the Lease, Landlord grants to Tenant a right of first refusal to purchase the Demised Premises on the terms and conditions set forth therein.

5.       No Modification. This Memorandum of Lease has been executed for the purposes of recordation only and shall not modify the provisions of the Lease, including the terms and conditions of any options contained therein. In the event of any inconsistency or conflict between the provisions of this Memorandum of Lease and the provisions of the Lease, the provisions of the Lease shall govern and control.

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IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the day and year first above written.

LANDLORD:

LVRH Properties LLC, a Nevada limited-liability company

By:	LVRH Properties Management LLC, a Nevada limited-liability company and its Manager

By:
Name:
Title:

TENANT:

By:
Name:
Title:

STATE OF NEVADA	)
) :SS
COUNTRY OF CLARK	)

This instrument was acknowledged before me on ______, 2010 by __________ as Manager of LVRH Properties Management LLC, a Nevada limited-liability company and the Manager of LVRH Properties LLC, a Nevada limited-liability company.

NOTARY PUBLIC

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STATE OF	)
) :SS
COUNTRY OF	)

This instrument was acknowledged before me on ______________, by ______________________ as ______________________ of ______________________.

NOTARY PUBLIC

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EXHIBIT A

LEGAL DESCRIPTION OF DEMISED PREMISES

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

The West Half (W ½) of the Northwest Quarter (NW ¼) of the Southeast Quarter (SE ¼) of the Northwest Quarter (NW ¼) of Section 32, Township 21 South, Range 60 East, M.D.M., Clark County, Nevada.

Excepting Therefrom the North 30 feet and the West 30 feet together with that certain spandrel area in the Northwest corner thereof as conveyed to the County of Clark by Grant, Bargain, Sale Deed, Recorded December 05, 2005 in Book 20051205 as Document No. 05274, of Official Records, Clark County Nevada.

APN: 163-32-201-006

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EXHIBIT C

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is made as of ________, 2010 by HealthSouth Corporation, a Delaware corporation (“Guarantor”), in favor of LVRH Properties LLC, a Nevada limited-liability company (“Landlord”).

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally and irrevocably guarantees the full and faithful performance by _______________________, a _________ (“Tenant”), of all the terms, covenants and conditions of that certain Lease Agreement, dated January 30, 2006, between Landlord and Las Vegas Rehabilitation Hospital LLC, a Nevada limited liability company (“LVRH”), as amended by that certain Lease Assignment and Amendment, dated _______, 2010, among Landlord, LVRH and Tenant (collectively, the “Lease”). This Guaranty shall remain in full force and effect regardless of any amendment, modification, extension, compromise or release of any term, covenant or condition of the Lease or of any party thereto, as the case may be.

The undersigned agrees to indemnify Landlord against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorney fees, litigation, judgments, damages, claims and demands of any kind whatsoever in connection with, arising out of or by reason of the failure by Tenant to perform its obligations under the Lease. Guarantor waives any right or claim of rights to cause a marshalling of Tenant's assets or to proceed against Guarantor or Tenant or any security for the Lease or this Guaranty in any particular order and Guarantor agrees that any payments or performance required to be made hereunder shall become due upon demand in accordance with the terms hereof immediately upon the happening of a default under the Lease, whether or not Guarantor has been given notice of such default, and Guarantor hereby expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including, but not limited to, notice of demand, notice of default, any failure to pursue Tenant or its property, or any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation.

The obligations of Guarantor hereunder are independent of the obligations of Tenant and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant is joined therein or a separate action or actions is or are brought against Tenant. Landlord's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any action or by any number of successive actions until and unless all obligations hereby guaranteed have been paid and fully performed.

No delay on Landlord's part in exercising any right, power or privilege under this Guaranty or any other document executed in connection herewith shall operate as a waiver of any such privilege, power or right.

Guarantor agrees that any judgment rendered against Tenant for monies or performance due Landlord shall in every and all respects bind and be conclusive against Guarantor to the same extent as if Guarantor had appeared in any such proceedings and judgment therein had been rendered against Guarantor.

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Any circumstance which operates to toll any statute of limitations as to Tenant shall also toll the statute of limitations as to Guarantor.

In the event any action is commenced by Landlord against Guarantor in connection with this Guaranty, including any bankruptcy proceeding, Landlord shall be entitled to its costs and expenses, including reasonable attorney fees.

The terms, covenants and conditions contained in this Guaranty shall inure to the benefit of the successors and assigns of Landlord.

If any term, covenant or condition of this Guaranty, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Guaranty, and all applications thereof, not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby,

In this Guaranty, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

This Guaranty shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Guaranty and any legal suit, action or proceeding against Guarantor arising out of or relating to this Guaranty shall be instituted in any federal or state court in Clark County, Nevada, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

Should Guarantor consist of more than one person or entity, then, in such event, all such persons and entities shall be jointly and severally liable as Guarantor hereunder.

[Signature Page Follows)

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

HealthSouth Corporation, a Delaware corporation

By:
Name:
Title:

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AMENDMENT NO. 4

THIRD AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ( “Landlord”) and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company (“Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the “Demised Premises”).

Landlord has agreed to the following changes:

(1)	Adjusted triple net rent for 2010 is $115,000 per month.

(2)	See Attachment #1 for a recapture of the rent discounts for January 1, 2011 to March 31, 2017

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:·	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	June 30, 2009	Date:	4/30/09

Attachment (1)

Lease Discount Periods

1st QTR 2009
Original Rent	128,750
Discounted Rent	(85,000)
Difference	43,750

Total discount @ 3 Months	131,250

2nd QTR 2009 - 4th QTR 2009

Original Rent	132,612
Discounted Rent	(85,000)
Difference	47,612

Total discount @ 9 Months	428,508

1st QTR 2010

Original Rent	132,612
Discounted Rent	(115,000)
Difference	17,612

Total discount @ 3 Months	52,836

2nd QTR 2010 - 4th QTR 2010

Original Rent	136,590
Discounted Rent	(115,000)
Difference	21,590

Total discount @ 9 Months	194,310

Total Discount	806,904

Lease Discount Periods

Additional Rent Calculation

Remaining Term - 75 Months
January 1, 2011 to March 31, 2017

Total Discount	806,904

Increase monthly costs	806,904
÷75
10,759

At end of 1st Term (2017) additional rent is terminated

Commencing January 1, 2011

Original Rent	136,590
Addidional Rent	10,759	*
Total Rent	147,349

2nd QTR 2011 - 4th QTR 2011

Original Rent	140,688
Additioanl Rent	10,759	*
Total Rent	151,447

*Note - Additional rent only payable from hospital quarterly cash flow greater than 1.5 times lease payments.

-Additional rent not subject to 3% increase.

Attachment (2)

Investor Proforma

Income Property Operating Analysis	YR 2009		YR 2010		YR 2011*		YR 2012*		YR 2013*
Monthly Net Rent	85,000	1.70	115,000	2.30	147,349	2.95	151,447	3.03	155,668
					151,447	3.03	156,067	3.12	160,000
Annual Net Rent	1,020,000		1,380,000		1,805,070		1,855,353		1,907,004
.Annual Debt Service	698,000		864,000		864,000		864,000		864,000
Net Income	322,000		516,000		941,070		991,353		1,043,004
Investor Equity	3,700,000		3,700,000		3,700,000		3,700,000		3,700,000
Return	8.7%		13.9%		25.4%		26.8%		28.2%
DCR			1.60		1.92		2.15		2.21

* increase rent by $10,759 per month per lease modification * rate change each April

AMENDMENT NO. 3

THIRD AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company (“Landlord”) and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company (“Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the “Demised Premises”).

Landlord has agreed to the following changes:

(1)	Extend the Reduction of the monthly rent under the Lease to $85,000.00 per month during each month of the year 2009.

(2)	Deferred rent for the fourth quarter of 2008 to be free rent and the lease term extended for 3 months until June 30, 2017.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:·	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	3/12/09	Date:	3/12/09

AMENDMENT NO. 2

SECOND AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, .a Nevada limited-liability company (“Landlord”) and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company (“Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the “Demised Premises”).

Landlord has agreed to the following changes:

(1)	Extend the Reduction of the monthly rent under the Lease during each month of the second quarter of 2009 to $85,000.

(2)	Allow payment of the monthly rental in respect of each month of the fourth quarter of 2008 to be deferred until expiration or termination of the lease term, at which time all of such unpaid sums will be due and payable to the Landlord as a lease expiration/termination fee.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	April 2, 2009	Date:	5/2/09

AMENDMENT NO. 1

FIRST AMENDMENT TO THE LEASE dated JANUARY 30, 3006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ( “Landlord”) and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company (“Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the “Demised Premises”).

Landlord has agreed to the following changes:

(1)	Reduction of the monthly rent under the Lease during each month of the fourth quarter of 2008 and the first quarter of 2009 to $85,000.

(2)	Allow payment of the monthly rental in respect of each month of the fourth quarter of 2008 to be deferred until expiration or termination of the lease term, at which time all of such unpaid sums will be due and payable to the Landlord as a lease expiration/termination fee.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:·	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	1/30/09	Date:	1/30/09

LEASE AGREEMENT

(Triple-Net/Single-Tenant)

THIS LEASE AGREEMENT (Triple-Net/Single-Tenant) (this “Agreement”) is made this 30th day of January, 2006, by and between LVRH PROPERTIES LLC, a Nevada limited-liability company (“Landlord”) and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company (“Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W, Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the “Demised Premises”),

NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein, Landlord arid Tenant agree as follows:

1.	Grant of Leasehold. Landlord hereby demises and leases the Demised Premises to Tenant for the period, at the rental rate, and subject to the other terms and conditions set forth herein.

2.         Demised Premises. Landlord shall construct upon the Demised Premises a shell building containing approximately fifty thousand (50,000) square feet as provided in Exhibit B (attached) (the “Building’”). There shall be no deduction or exclusion for any square feet of the Building included within the Demised Premises by reason of corridors, interior partitions or any other interior construction, improvements or equipment. The actual number of square feet of the Building shall be deemed to be equal to the aforementioned approximation.

3.         Term.

a.           Base Term. Unless terminated earlier as provided herein, the term of this Lease (as extended from time to time and until the term hereof expires or is terminated hereunder, the “Term “) shall be for a period of ten (10) years, beginning at 1:00 A.M. on the earlier of the following dates: (i) the day after Landlord receives a Certificate of Occupancy or Temporary Certificate of Occupancy for the Demised Premises, issued by the applicable building department in the municipality in which the Demised Premises is located, upon completion of Landlord’s Work (as hereinafter defined); or (ii) the date Tenant commences to do business in, upon or from the Demised Premises (the “Commencement Date”), Lessee shall execute, within seven (7) days of Landlord’s request, a Memorandum of Lease in form acceptable to Landlord, reflecting the existence and duration of the Lease, the location of the Demised Premises, and such other information as Landlord may reasonably request, which Memorandum may be placed of record by Landlord.

b.         Extension Options. So long as no “Event of Default” (as hereinbelow defined) is in effect at the time of such exercise by Tenant, Tenant shall have two consecutive rights to extend the Term of this Lease by a period of ten (10) years per each such extension option; provided, however, that upon any such extension of the Term all of the remaining terms and conditions hereof (including, without limitation, the cost of living adjustments to Base Rent set forth in Section 4(a) below) shall remain in force and effect; provided further, that to exercise any such option Tenant must give Landlord written notice of such exercise, in accordance with the provisions hereof, not less than six (6) months prior to the date that the Term would otherwise expire.

c.        Holdover. Tenant shall vacate the Demised Premises on the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify and hold Landlord harmless against all damages, claims, losses, penalties, charges, and expenses (including reasonable attorneys’ fees) incurred by Landlord resulting from any delay by Tenant in vacating the Demised Premises. If Tenant does not vacate the Demised Premises upon the expiration or earlier termination of the Lease, Tenant’s occupancy of the Demised Premises shall be a tenancy at sufferance, subject to all the terms of this Lease applicable to a tenancy at sufferance, except that the “Base Rent” (as hereinafter defined) then in effect shall be equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to the expiration or earlier termination of this Lease. Nothing contained in this paragraph shall be construed as consent by Landlord to any holding over by Tenant of the Demised Premises, and Landlord expressly reserves the right to require Tenant to surrender possession of the Demised Premises to Landlord upon the expiration or earlier termination of the Lease.

4.         Rent.

a.          Base Rent. Subject to adjustment as hereinafter provided, Tenant shall pay Landlord as base rent (“Base Rent”) for the Term of this Lease the sum of TWO DOLLARS FIFTY CENTS ($2.50) per square foot of the Demised Premises (i.e., $225,000) per month in advance on the first day of each month during the Term of this Lease beginning on the Commencement Date. If the Commencement Date is not the first day of a calendar month then: (i) Base Rent for such fractional portion of the first month shall be due on the Commencement Date, and (ii) the Base Rent due for such fractional month shall be prorated based upon the actual number of days in such fractional month.

b.        Cost of Living Adjustment. Cost of Living Adjustment. The Base Rent shall be increased from the amount then in effect on the first day of the thirteenth (13th) full calendar month following the Commencement Date and on each annual anniversary thereof (each, an “Adjustment Date “) during the Term of the Lease (including any extension option periods) in the amount of three percent (3%) per year of the Base Rent amount then in effect. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the new amount of the Base Rent. Tenant shall pay the new Base Rent from its effective date until the next annual increase,

c.         Utilities. Tenant shall in respect of all periods of the Term pay all costs and charges of any kind (including all usage charges) for the provision of all utilities and services at the Demised Premises, including without limitation water, gas, heat, electricity, power, garbage service, air conditioning, telephone service, sewer service charges and sewer rentals charged or attributable to the Demised Premises, cleaning of the Demised Premises and all other services or utilities used in, upon or about the Demised Premises by Tenant or any of its subtenants, licensees, or concessionaires during the term hereof (collectively “Utilities and Services”). Tenant shall contract with, and pay directly to the appropriate supplier the cost of all Utilities and Services supplied to the Demised Premises.

d.        Property Taxes. Tenant shall in respect of all periods of the Term pay all real property taxes and general and special assessments on the Demised Premises, and shall pay all taxes charged against trade fixtures, utility installations, furnishings, equipment or any other personal properly belonging to Tenant. Except to the extent Landlord elects to bill for any taxes and/or assessments under Section 4(f) below, Landlord shall forward to Tenant in a timely manner all bills and notices with respect to such real property taxes and assessments as are received by Landlord from third parties, and within five (5) days after request by Landlord (and in no event less than quarterly), Tenant shall provide Landlord with written evidence of each such payment,

e.         Other Costs. The parties acknowledge that this Lease is intended to be a fully net lease to the Landlord and that Tenant shall be responsible for all costs and expenses of any kind or nature incurred in connection with the ownership or operation of the Demised Premises including, without limitation; those set forth in Sections 4(c) and 4(d) hereinabove; all repairs required to be made to the Demised Premises, except to the extent of such roof or structural repairs as are expressly required to be made by Landlord pursuant to Section 9 hereinbelow; all costs of landscaping, parking, sweeping, maintenance and repairs, power, water, other utilities, decorative features, wages for on-site cleaning, parking, and/or security personnel, management fees, insurance premiums and deductibles, license and permit fees and associated costs, professional fees, waste disposal (except as set forth below), heating, ventilation and air conditioning costs and repairs, and materials and supplies. Tenant shall be solely responsible (and at its sole cost and expense) for all waste disposal including all medical, special, infectious, and other waste disposal and for all Hazardous Waste disposal and Tenant shall in all respects indemnify, defend (with counsel designated by Landlord) and hold Landlord harmless with respect thereto.

f.            Monthly and Other Payment of Non-Base Rent Charges. Landlord may in its discretion from time to time estimate the aggregate amount of all charges to be paid by Tenant hereunder other than for Base Rent and bill Tenant for one-twelfth of such amount on a monthly rental invoice, in which event such billed amount must be paid punctually together with the Base Rent due (it being understood that such additional amount shall for all purposes be treated as “Rent” hereunder). Promptly after each anniversary of the Commencement Date, Landlord shall calculate the actual sum that would be due under this Lease (i.e., for all charges from Tenant other than for Base Rent) in respect of the 12-month period immediately prior to such anniversary and refund any overpaid amount resulting from Tenant’s prior monthly payments or bill Tenant for any underpaid amount resulting notwithstanding Tenant’s prior monthly payments (with any underpaid sum to be due promptly upon billing). In addition to the foregoing, Landlord may from time to time in its discretion establish such further procedures with respect to payment of non- Base Rent sums due under this Lease as Landlord may from time to time reasonably designate.

g.            Payment. Each payment of rent or any other obligation of the Tenant shall be paid in lawful money of the United States of America without prior demand or notice and without any deduction, set off or counterclaim whatsoever by delivering the rent payment including all adjustments thereto to the office of the Landlord or at such other place or places as may from time to time be designated in writing by the Landlord. All sums to be paid under this Lease by Tenant, including, without limitation, all Base Rent, and all other charges required to be paid under this Section 4, shall for all purposes be deemed to be “Rent.”

5.         Possession and Surrender of Demised Premises.

a.           Acceptance of Demised Premises. Tenant shall by entering upon and occupying the Demised Premises be deemed to have accepted the Demised Premises in its “as is” condition as of the Commencement Date, subject to all recorded matters and laws. Tenant acknowledges that neither Landlord nor its agents have made any representations or warranties as to the suitability or fitness of the Demised Premises for the conduct of Tenant’s business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any further tenant improvements to the Demised Premises except as expressly provided in this Lease. Notwithstanding anything to the contrary, upon Landlord’s request Tenant shall hereafter execute and deliver such Memorandum of Commencement Date, in form reasonably designated by Landlord, certifying the date that is the Commencement Date, Tenant’s acceptance and approval of the Demised Premises without reservation, and such other matters as Landlord may reasonably request.

b.           Removal of Tenant’s Property. Upon the expiration or sooner termination of the term of this Lease, Tenant shall, at its sole cost and expense, remove all personal property and trade fixtures which Tenant has installed or placed on the Demised Premises (all of which are hereinafter referred to as “Tenant’s property”) from the Demised Premises and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Demised Premises in the same condition as on the date when the Demised Premises was ready for occupancy, reasonable wear and tear excepted. In the event Tenant shall fail to remove any of Tenant’s property as provided herein, Landlord may, but is not obligated to, at Tenant’s expense, remove all of such property not so removed and repair all damage to the Demised Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal or otherwise.

6.          Use of Demised Premises. The Demised Premises are leased to Tenant solely for the operation of a rehabilitation hospital and uses incidental thereto. Tenant shall continuously use the Demised Premises for this purpose and shall not use or allow to be used the Demised Premises, or any portion thereof, for any other purpose or purposes whatsoever without Landlord’s prior written consent. Tenant shall conduct business under the trade name of “DESERT CANYON REHABILITATION HOSPITAL” and no other without prior written consent of Landlord.

a.        Tenant’s Duty to Keep Demised Premises Repaired and in Good Order. Tenant shall keep and maintain in good order, condition, and repair (including any such replacement and restoration as is required for that purpose) the Demised Premises and every part thereof and any and all appurtenances thereto wherever located, including, but not limited to, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Demised Premises, fixtures, heating and air conditioning and electrical systems, sprinkler system, if any, and walls, floors and ceilings, and any work performed by or on behalf of Tenant after the Commencement Date. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities, which special facilities shall include but not be limited to grease traps, located outside the Demised Premises. Tenant shall contract with a service company for the maintenance of air-conditioning equipment, with a copy of the service contract to be furnished to the Landlord within ten (10) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the Term of this Lease. Landlord agrees to assign to Tenant any warranties Landlord may have pertaining to those parts of the Demised Premises Tenant is responsible for maintaining hereunder. Tenant shall store all trash and garbage in metal containers located where designated by Landlord and so as not to be visible or create a nuisance to customers and business invitees in the Demised Premises, and so as not to create or permit any health or fire hazard and arrange for the prompt and regular removal thereof. If Tenant fails to maintain or repair the Demised Premises as required hereunder, Landlord may, upon ten (10) days prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Demised Premises and perform such maintenance or repair on behalf of Tenant, In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair, immediately upon demand.

b.        Compliance with Law; Due Licensure of Medical Personnel. Tenant will not use the Demised Premises or any portion thereof: (i) in violation of any law, ordinance, rule, regulation, certificate of occupancy, or (ii) for any business or purpose that creates risks of fire or other hazards that would in any way increase, suspend or void the rate or amount of insurance of any type to the Landlord on any part of the Demised Premises. Tenant shall at all times during the Term of this Lease, and at Tenant’s sole cost and expense, comply with all governmental rules, regulations, ordinances, statutes and laws, (including, without limitation, the Americans with Disabilities Act of 1990 (and all rules and regulations promulgated thereunder)), and the orders and regulations of the National Board of Fire Underwriters or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the use, occupancy, condition or alteration of the Demised Premises, Landlord makes no representation or warranty as to the condition of the Demised Premises with respect to any law or the suitability of the Demised Premises for Tenant’s intended use or whether such use complies with any or all laws. Tenant covenants that all persons who furnish medical services or related activities of any kind at the Demised Premises shall be and remain appropriately licensed and in good standing with the applicable state licensing board(s) and any applicable federal, state or local certification or licensing agency or office.

c.        Compliance with Rules and Regulations. Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the rules and regulations set forth above and such additional rules and regulations hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Demised Premises, for the preservation of good order thereon,

d.        Use of Plumbing. The plumbing facilities in the Demised Premises shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents, servants, customers or invitees shall have caused it.

e.        Pest Control. Tenant shall keep the Demised Premises free from pests and vermin.

f.        Trash. Tenant shall not burn any trash or garbage of any kind in or about the Demised Premises.

g.        Insurance. Tenant shall, at Tenant’s expense, maintain property insurance on the Demised Premises and appurtenant structures in such amount as Landlord and any mortgagees may deem necessary or appropriate. In addition, Tenant shall, at Tenant’s expense, obtain and keep in force at all times during the Term of the Lease, a policy or policies of insurance covering loss or damage to all of the improvements, betterments, personal property, utility installations, trade fixtures, furnishings, and business contents located within the Demised Premises, in the amount of one hundred percent (100%) of the full replacement value thereof as reasonably ascertained by the Tenant’s insurance carrier against risks of direct physical loss or damage, normally covered in an “all risk” policy (including the perils of flood and surface waters), as such term is used in the insurance industry; provided, however, that Tenant shall have no obligation to insure against earthquakes or against acts of terror. The proceeds of such insurance shall be used for the repair or replacement of the property so insured (including, without limitation, any repair or replacement of such property in accordance with Section 16 below).

Tenant shall, at Tenant’s expense, maintain a policy of Commercial General Liability insurance insuring Tenant and as additional insureds, Landlord and any of Landlord’s mortgagees, against liability arising out of the ownership, use, occupancy or maintenance of the Premises, Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than Two Million Dollars ($2,000,000) per occurrence. The initial amount of such insurance shall be subject to periodic increases upon reasonable demand by Landlord based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the limits of such insurance shall not limit Tenant’s liability nor relieve Tenant of any obligation hereunder.

Insurance required to be maintained by Tenant hereunder shall be in companies holding a “General Policyholders’ Rating” of B-plus or better and a “financial rating” of 10 or better, as set forth in the most current issue of “Best’s Insurance Guide,” or such comparable ratings as Landlord shall approve, in its sole discretion. Tenant shall promptly deliver to Landlord, within thirty (30) days of the Commencement Date, original certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord. Tenant shall, within thirty (30) days prior to the expiration, cancellation or reduction of such policies, furnish Landlord with renewals or “binders” thereof. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required under this Lease.

Tenant shall obtain from the issuers of the insurance policies referred to in this Lease a waiver of subrogation provision in said policies (with respect to Landlord) and Tenant hereby releases and relieves Landlord, and waives any and all rights of recovery against Landlord, or against the employees, officers, agents and representatives of Landlord, for loss or damage arising out of or incident to the perils required to be insured against under this Lease which perils occur in, on or about the Demised Premises, whether due to the negligence of Landlord or Landlord’s or their agents, employees, contractors or invitees.

h.        Signs. Tenant shall not place any signs on the exterior of the Demised Premises without Landlord’s consent, which consent shall not be unreasonably withheld.

i.         Hazardous Substances, Including Medical, Special, and Infectious Waste. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, chemical, material or waste (i.e., whether medical, special, infectious, or otherwise), whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Demised Premises, is: (i) potentially injurious to the public health, safety or welfare, the environment, or the Demised Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof, or any hazardous or toxic substance, material or waste, regulated or listed pursuant to any federal, state or local environmental law, including without limitation, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act, and the Occupational Safety and Health Act., Tenant shall not engage in any activity in or about the Demised Premises which constitutes a “Reportable Use” (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant’s sole cost and expense) with all Applicable Requirements (as defined below). “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Demised Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Demised Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord’s prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the uses permitted under Section 6 of the Lease, so long as such use is not a Reportable Use and does not expose the Demised Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant’s giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Demised Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord’s option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Demised Premises.

To the extent necessary to Tenant’s business and consistent with the prudent operation of Tenant’s business and all applicable laws, roles, and regulations, Tenant may store and/or utilize Hazardous Substances; provided, however, that Tenant shall from time to time furnish Landlord with a comprehensive list of all such Hazardous Materials (i.e., medical, special, infectious, or otherwise) so stored and/or utilized at the Demised Premises. In addition, prior to the installation and use of any equipment, Tenant shall provide Landlord with a list of such equipment and its intended use; a list of any Hazardous Substances which will be used or generated in connection with such equipment; and Tenant’s proposed procedures for the use, storage and disposal of any Hazardous Substances, including, but not limited to, the procedure for silver recovery for any radiology equipment.

If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Demised Premises, other than as set forth above or as previously consented to by Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Demised Premises, Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Demised Premises (including, without limitation, through the plumbing or sanitary sewer system).

Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Demised Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Demised Premises by or for Tenant or by anyone under Tenant’s control. Tenant’s obligations under this paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants’ and attorneys’ fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the lime of such agreement.

Tenant shall, at Tenant’s sole cost and expense, fully, diligently and in a timely manner, comply with all “Applicable Requirements” which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord’s engineers and/or consultants, relating in any manner to the Demised Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Demised Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within five (5) days after receipt of Landlord’s written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant’s compliance with any Applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Demised Premises to comply with any Applicable Requirements.

Landlord, Landlord’s agents, employees, contractors and designated representatives, and any mortgagee under a mortgage or beneficiary under a deed of trust encumbering the Demised Premises shall have the right to enter the Demised Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Demised Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant’s activities, including but not limited to Tenant’s installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Demised Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a default of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Tenant shall upon request reimburse Landlord or Landlord’s Mortgagee, as the case maybe, for the costs and expenses of such inspections.

7.         Alteration and Improvements. Tenant shall not make any additions, alterations, improvements or changes (“improvements”) in or to the Demised Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld. In no event shall any consent be granted if Tenant is in default hereunder. Notwithstanding the foregoing, Tenant shall have the right to make improvements without Landlord’s consent where such improvements; (i) are non-structural; (ii) do not affect the electrical, mechanical, plumbing, HVAC or other systems of the building containing the Demised Premises; and (iii) cost no more than One Hundred Thousand Dollars ($]00,000) in any calendar year. Any improvements shall be made promptly and in a good and workmanlike manner and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Demised Premises or Tenant’s use thereof shall be performed in such manner as not to delay or impose any additional expense upon Landlord in construction, maintenance or operation of the building containing the Demised Premises. Throughout the performance of improvements, Tenant, at its expense, shall carry, or cause to be carried, workers’ compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Demised Premises, of which Landlord and its managing agent shall be named as additional parties insured, in such limits as Landlord may reasonably prescribe. Tenant further covenants and agrees that any mechanic’s lien filed against the Demised Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant.

8.         Liens. Tenant shall at all times indemnify, save, and hold Landlord and the Demised Premises, free, clear and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of tenant, or any person or entity holding through or under Tenant or out of any work performed, material furnished, or obligations incurred by Tenant in, upon or otherwise in connection with the Demised Premises. Tenant shall give Landlord written notice at least ten (10) business days prior to the commencement of any such work on the Demised Premises to afford Landlord the opportunity of filing appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after filing of any lien of record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period,

9.         Landlord’s Repairs. Except as set forth herein, Landlord shall have no maintenance, repair or restoration obligations whatsoever under this Lease or otherwise, Tenant expressly waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at the Landlord’s expense or to terminate this Lease due to the Landlord’s failure to keep the Demised Premises in good order, condition, or repair. Notwithstanding anything to the contrary, Landlord shall, at its cost and expense, be obligated to maintain the roof and structure of the Premises and to make all requisite repairs thereto and restorations thereof, except to the extent that such maintenance, repair or restoration is required as a result of the willful misconduct or negligence of Tenant or any of its personnel, patients, agents, licensees or invitees, in which event the cost of such maintenance, repair or restoration shall be borne by Tenant.

10.       Indemnification. Tenant hereby covenants and agrees to indemnify, save and hold Landlord harmless from any and all liability, loss, expenses (including attorney’s fees, judgments, claims, liens and demands of any kind whatsoever) in connection with, (j) Tenant’s use of the Demised Premises, or (ii) the conduct of Tenant’s business, or (iii) any activity, work or things done in the Demised Premises, or (iv) any default in the performances of any obligation on Tenant’s part to be performed under the terms of the Lease, or (v) any negligence of Tenant, or any of Tenant’s agents, contributors or employees. Notwithstanding the foregoing, Tenant shall not be required to defend, save harmless or indemnify Landlord, and Landlord shall indemnify, save and hold harmless Tenant, from any liability for injury, loss, accident or damage to any person is or property resulting from Landlord’s negligence or willful acts or omissions, or those of Landlord’s agents, contractors or employees.

11.       Subordination. Tenant agrees upon request of Landlord to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any renewal, extensions or replacements thereof, now or hereafter placed, charged or enforced against the Demised Premises, or any portion thereof, or any property of which the Demised Premises is a part, and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it, Tenant hereby appoints Landlord, it successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all such documents for and on behalf of Tenant; provided, however, Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effectuate such subordination on behalf of Tenant, unless the mortgagee or beneficiary named in such mortgage, deed of trust, or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights to Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant’s possession of the Demised Premises be disturbed by proceedings to foreclose said mortgage, deed of trust or other encumbrance. In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then and in such event, upon such mortgagee’s or beneficiary’s giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage or deed of trust. Tenant shall, in the event any proceedings are brought for the foreclosure of the Demised Premises or in the event of exercise of the power of sale under any deed of trust made by the Landlord covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

12.       Estoppel Certificate. Upon Landlord’s written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying; (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Demised Premises is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord’s request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Demised Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month’s Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease, In such event, Tenant shall be estopped from denying the truth of such facts.

13.       Assignment and Subletting, Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein or sublet the Demised Premises or any portion thereof, or license the use of all or any portion of the Demised Premises without prior written consent of the Landlord which consent shall not be withheld: (i) for any sublease, so long as Tenant has not subleased in the aggregate over one-third of the Demised Premises giving effect to such sublease; and (ii) for an assignment, if the proposed assignment is being made to an assignee of good repute with equal or superior credit-worthiness to that of Landlord, and such assignee will only utilize the Demised Premises as an inpatient rehabilitation hospital. Neither the consent by Landlord to any assignment or subletting, nor the act of any such assignment or subletting, shall constitute a waiver of the necessity for such consent to any subsequent assignment subletting, nor shall it constitute a release of any obligations of Tenant under this Lease. Tenant shall pay all costs, expenses and reasonable attorney’s fees that may be incurred or paid by Landlord in processing, documenting, or administering any request of Tenant for Landlord’s consent required pursuant to this Section. If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained,

a.        Assignor Remains Liable. In the absence of an express agreement in writing to the contrary, executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed.

b.        No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, or the termination of this Lease by Landlord pursuant to any provision contained herein, shall not work a merger, but at the option of Landlord, shall either terminate any or all existing subleases or sub-tenancies, or operate as an assignment to the Landlord of any and all such subleases or sub-tenancies.

14.        Insolvency. It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, or any other person whomsoever without the express prior written consent of Landlord.

15.       Condemnation. Should the whole or any part of the Demised Premises be condemned or taken by a competent authority for any public or quasi-public purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives any and all interest therein. If the whole of the Demised Premises shall be so condemned and taken, then this Lease shall terminate upon such taking. If greater than one-third (1/3) of the floor space of the Demised Premises is condemned or taken, and if the remaining portion thereof will not be reasonably adequate for the operation of Tenant’s business after Tenant completes such repairs or alterations as are necessary to restore such part of the Demised Premises to as near its former condition immediately preceding the taking as the circumstances will permit, either Landlord or Tenant shall have the option of terminating this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. If by such condemnation and taking one-third (1/3) or less of the Demised Premises has been taken, or if a part only of the Demised Premises is taken and the remaining part thereof is suitable for the purposes for which Tenant has leased said premises, this Lease shall continue in full force and effect, and Tenant shall proceed with reasonable diligence to restore such part of the Demised Premises to as near its former condition immediately preceding the taking as the circumstances will permit, but the Base Rent shall be reduced in an amount equal to that proportion of the Base Rent which the floor space of the portion taken bears to the total floor space of the Demised Premises. Landlord shall reimburse Tenant for Tenant’s reasonable restoration costs, to the extent Landlord has recovered same from the condemning authority, within thirty (30) days after Landlord’s receipt of Tenant’s written demand and documentation evidencing the cost of such restoration.

16.       Destruction of Premises. In the case of (i) the total destruction of the Demised Premises or any portion thereof substantially interfering with Tenant’s use of the Demised Premises, whether by fire or other casualty, not caused by the default or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, or (ii) in the event any mortgagee under a mortgage or beneficiary under a deed of trust hold a lien encumbering the Demised Premises shall require payments of insurance proceeds, or (iii) in the event of a natural uninsured loss to the Demised Premises, Landlord, at its option, may terminate this Lease by notifying Tenant of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate the Lease, Tenant shall repair such damage within 180 days, this Lease shall not terminate, but shall continue in full force and effect. If this Lease is terminated pursuant to this Section and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, and all rights and obligations hereunder shall cease and terminate.

a.         Lease Does Not Terminate If Damage by Tenant. Notwithstanding the foregoing provisions, in the event the Demised Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate, the damage shall be repaired by Tenant, and there shall be no apportionment or abatement of any rent.

b.        Insurance Proceeds. All insurance proceeds payable under any fire and extended coverage risk insurance required to be maintained by Tenant pursuant to this Lease shall be payable solely to Landlord or any mortgagee under a mortgage or beneficiary under a deed of trust holding a lien encumbering the Demised Premises (as their respective interests shall appear) to be held and applied to the cost of restoring the Demised Premises, and Tenant shall have no interest therein, except that Tenant shall be entitled to all insurance proceeds payable for the destruction of Tenant’s personal property (in no event, however, shall Tenant be entitled to insurance proceeds with respect to destruction of any improvements, betterments or fixtures on the Demised Premises). Tenant shall also deposit with Landlord the amount of any deductible required under any insurance policy covering fire or other casualty. If for any reason any portion lot the cost to restore the Demised Premises is not covered by insurance, then Tenant shall pay to Landlord, upon demand, any cost or expense that is not so covered. Such repair and restoration shall be performed by properly insured and licensed contractors, in accordance with plans and specifications approved by Landlord, and shall comply with the requirements of this Lease and all applicable laws, codes and regulations. In the event Landlord is required to pay any portion of such restoration or repair costs, Tenant shall reimburse Landlord therefor, together with interest at twelve percent (12%) per year, within ten (10) days after receiving demand therefor from Landlord. Tenant shall in no. case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Neither the rent payable by Tenant nor any of Tenant’s other obligations under any provisions of this Lease shall be affected by any damage to or destruction of the Demised Premises or any portion thereof by any cause whatsoever. Notwithstanding anything to the contrary set forth above, if such damage or destruction shall occur during the last two (2) years of the Lease, Tenant shall not be required to repair or restore the Demised Premises, provided that all insurance proceeds and deductibles required to be paid to Landlord above are paid to Landlord, and Tenant shall pay to Landlord all rent and all other sums due under this Lease for the remainder of the Term of this Lease.

c.        Tenant must Notify Landlord of Damage. If Tenant becomes aware of any casualty affecting the Demised Premises, Tenant shall notify Landlord in writing as to the details pertaining to such casualty (so far as known to Tenant) within forty-eight (48) hours after Tenant gains knowledge of such casualty.

17.      Expenditures by Landlord. Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the rate of 12% per year or at the maximum rate per annum rate allowed by law, if lower than 12%, at the time and said sum shall constitute and be collectable as additional rent on demand,

18.        Default. Tenant’s compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Landlord shall have all the rights and remedies provided in this Section or elsewhere herein, in the event that:

a.         Tenant shall default in the payment or any sum of money required to be paid hereunder and such default continues for ten (10) days after written notice thereof from Landlord to Tenant; or

b.         Tenant shall default in the performance of any other provision, covenant or condition of this Lease on the part of Tenant to be kept and performed and such default continues for twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that if the default complained of in such notice is of such a nature that the same can be rectified or cured, but cannot with reasonable diligence be done within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Tenant shall, within said thirty (30) day period, commence to rectify and cure the same and shall thereafter complete such rectification and cure with all due diligence, and in any event, within sixty (60) days from the date of giving such notice; or

c.        Tenant should vacate or abandon the Demised Premises during the Term of this Lease;

d.        There is filed any petition in bankruptcy or the Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of execution or attachment against Tenant and such levy continues in effect for a period of twenty (20) days.

e.        In the event of a default as designated in this Section or elsewhere herein, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

(1)           The right to declare the Term of this Lease ended and to reenter the Demised Premises and lake possession thereof, and to terminate all of the rights of Tenant in and to the Demised Premises, or

(2)           The right without declaring the Term of this Lease ended, to reenter the Demised Premises and to occupy the same, or any portion thereof, for or on account of Tenant as hereinafter provided, applying any monies received first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Demised Premises, including costs, expenses of attorney's fees in placing the same in good order and condition, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid, assumed or incurred by Landlord in or in connection with reletting the Demised Premises and then to the fulfillment of the covenants of Tenant. Any such reletting as provided for herein may be for the remainder of the Term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's own name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases to any tenant of the Demised Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, licensees or concessionaires on the Demised Premises. In any case, and whether or not the Demised Premises or any part thereof be relet, Tenant, until the end of what would have been the Term of this Lease in the absence of such default and whether or not the Demised Premises or any part thereof shall have been relet, shall be liable to Landlord and shall pay to Landlord monthly an amount equal to the amount due as rent hereunder, less the net proceeds for said month, if any, of any reletting effected for the account of Tenant pursuant to the provisions of this paragraph, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration costs, and expenses of preparation for such reletting (all said costs are cumulative and shall be applied against proceeds of reletting until paid in full), or

(3)           The right, even though it may have relet all or any portion of the Demised Premises in accordance with the provisions of subparagraph (2) of this section, to thereafter at any time elect to terminate this Lease for such previous default on the part of Tenant, and to terminate all of the rights of Tenant in and to the Demised Premises. Pursuant to said rights of reentry, Landlord may remove all persons from the Demised Premises and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free, and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, or Tenant's liability for damages under any of the provisions hereof, by any such reentry, or by any action in unlawful detainer or otherwise to obtain possession of the Demised Premises, unless Landlord shall have specifically, with reference to this Section, notified Tenant in writing that it has so elected to terminate this Lease, Tenant covenants and agrees that the service by Landlord pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to, the service of such notice thereof to Tenant) be deemed to be a termination of this Lease or the termination of any liability of Tenant hereunder to Landlord.

f.             No Waiver. The waiver by Landlord of any default or breach of any of the provisions, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any provision, covenants or condition of this Lease other than the failure of Tenant to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental or other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, This paragraph may not be waived.

19.       Quiet Possession. Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Demised Premises during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord, however, Landlord and its agents shall have free access to the Demised Premises for the purpose of examining them and Tenant's compliance with this Lease and exhibit them to prospective purchasers and prospective tenants.

20.        Sale by Landlord. In the event of any sale or exchange of the Demised Premises by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Demised Premises occurring after the consummation of such sale or exchange. Tenant agrees to attorn to such purchaser or grantee.

23.       Default by Landlord. It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give a twenty (20) day written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged. Notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for by this Section is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within said twenty (20) day period, then such default shall be deemed to be rectified or cured if Landlord within said twenty (20) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed and so does complete the same, with the use of diligence as aforesaid. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the lesser of: (i) the interest of Landlord in the Demised Premises; or (ii) the interest Landlord would have in the Demised Premises if the Demised Premises were encumbered by third party debt in an amount equal to eighty percent (80%) of the value of the Demised Premises (as such value is determined by Landlord) and Tenant agrees to look solely to such amount for recovery of any judgment from Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

22.       Force Majeure. Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter, or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or things because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted), provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.

23.       Notices. Any and all notices and demands by or from Landlord to Tenant, or by or from Tenant to Landlord, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered postage prepaid, return receipt requested. If such notice or demand be served by registered or certified mail in the manner provided herein, service shall be conclusively deemed given three (3) days after mailing or upon receipt, whichever is sooner.

a.             Notice to Landlord. Any notice or demand to Landlord shall be addressed to Landlord at the address listed on the signature page of this Lease.

b.             Notice to Tenant. Any notice or demand to Tenant shall be addressed to Tenant at the address listed on the signature page of this Lease.

c.             Change of Address. Any party herein may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto.

24.       Brokers. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiations thereof.

25.      Work Prior to Opening.

a.             Landlord's Work. At Landlord's cost and expense, Landlord shall cause the Demised Premises to be constructed in substantial accordance with plans and specifications prepared or to be prepared by Landlord's architect. Said construction shall include all work described in Exhibit B attached hereto and incorporated herein by reference ("Landlord's Work"). Landlord shall use reasonable efforts to substantially complete Landlord’s Work as soon as is practicable.

b.            Tenant's Work.

(1)         Landlord shall also perform all work described in Exhibit C attached hereto ("Tenant's Work"). All such Tenant’s Work shall be promptly and diligently completed in accordance with the terms of this Section 25, and in strict compliance with zoning, building and other applicable codes, laws and ordinances. The cost of Tenant’s Work shall be borne by Landlord and/or Tenant as follows: Landlord shall pay for the initial $85 per square foot (i.e. an aggregate of $4,250,000) of Tenant’s Work ("Landlord‘s Contribution") and Tenant shall, in accordance with such timing and procedures as Landlord may reasonably designate, pay all sums in excess thereof.

(2)         Tenant shall promptly furnish Landlord with proof that Tenant has: (i) complied with Landlord’s timing and procedures with respect to the funding of its share of the costs of Tenant’s Work; and (ii) deposited into an account under Landlord’s control (the “Tenant’s Construction Contribution Account") the entire amount Tenant reasonably estimates is necessary to perform Tenant’s Work (the "Tenants Contribution Funds"), co-terminus with application of Landlord’s Contribution. The Tenant’s Contribution Funds shall be used solely to pay for the construction and performance of the Tenant's Work pursuant to this Lease. Tenant agrees that if an “Event of Default" occurs under this Lease, or if Landlord elects to do so in connection with performing Tenant’s Work as set forth in Section 25(b)(1) above, Landlord may:

(A)         Enter upon the Demised Premises and take possession of any materials or equipment, and construct, perform and complete the Tenant’s Work, at the risk and expense of Tenant. Landlord shall have the right at any time to discontinue work commenced by it in respect of the Tenant’s Work or to change any course of action undertaken and shall not be bound by any limitations or requirements of time. In connection with any construction of the Tenant’s Work undertaken, Landlord may (i) engage contractors, engineers and others for the purpose of furnishing labor, materials and equipment in connection with any construction of the Tenant’s Work, (ii) cause to be paid, settled or compromised, out of the Tenant’s Construction Contribution Account, all bills or claims which may become liens against the Demised Premises or the Tenant’s Work, or which have been or may be incurred in connection with the construction, completion and/or performance of the Tenant’s Work or for the discharge of liens, encumbrances or defects in the title of the Demised Premises or the Tenant’s Work, and (iii) take such action or refrain from acting under this Lease as Landlord may in its sole discretion from time to time determine without limitation.

(B)         Employ watchmen at Tenant's expense, out of the Tenant’s Construction Contribution Account, to protect the Tenant’s Work, including any building materials stored on the Demised Premises, from depreciation or injury.

(C)         For the purpose of carrying out this Section 25 and exercising these rights, powers and privileges, Tenant hereby irrevocably constitutes and appoints Landlord as its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this Section 25 in the name and on behalf of Tenant.

(D)         Exercise any other remedies provided under this Lease or applicable law or in equity, any and/or all of which remedies Landlord may exercise concurrently or consecutively at any time.

(3)         At such time as Landlord or Tenant shall have received the requisite approvals from any municipality or governmental agency having jurisdiction over the completion of the Tenant’s Work, such party hereto shall provide such documentation to the other party hereto.

(4)         The provisions of this Section 25 shall survive any termination of this Lease.

(5)         "Tenant's Plans," prepared in conformity with Exhibit C attached hereto, and containing a layout for Tenant’s intended use of the Demised Premises and exterior sign drawing, are included in the Building Plans in Exhibit B.

(6)         Tenant shall not install any fixtures or equipment which can exceed the capacity of any utility facilities serving the Demised Premises. Any additional utility facilities required in connection with any equipment installed by Tenant shall be installed at Tenant's expense and shall comply with all applicable code requirements and with plans and specifications which are approved in writing by Landlord.

26.      Miscellaneous Additional Provisions.

a.            Captions. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

b.            Remedies Cumulative. The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

c.             Successors and Assigns. Subject to the provisions restricting assignment, the terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of Landlord and Tenant, respectively.

d.            Partial invalidity. If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

e.             Time of the Essence. Time is of the essence of this Lease and all of the terms, provisions, covenants and conditions hereof.

f.             Entire Agreement. This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

g.            No Partnership. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

h.            Attorney's Fees and Costs. In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its cost and legal expenses including reasonable attorney’s fees, whether such action is prosecuted to judgment or not. The parties hereto shall And they hereby do waive trial by jury in any action, proceeding or counterclaims brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Demised Premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant’s rights to assert such claims in any separate action or actions brought by Tenant. The parties hereto covenant and agree that Landlord shall have no duty to mitigate damages arising in any way out of Tenant's failure to comply with any term, condition, covenant or agreement of this Lease.

i.              Number and Gender. Masculine or feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution or substitutions.

j.            Governing Law. The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Lease, exclusive of the conflict of laws provisions thereof.

k.             Joint Liability of All Tenants. In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporations shall be jointly and severally liable as Tenant hereunder.

1.             No Lease until Signed by the Parties. The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

m.           Tenant must Advise Landlord of Matters Affecting Title. Should any claim or lien be filed against the Demised Premises, or any action or proceeding be instituted affecting the title to the Demised Premises, tenant shall give Landlord written notice thereof as soon as Tenant obtains knowledge thereof.

n.            Lease Construed According to its Terms. Although the printed provisions of those Lease were drawn by Tenant, this Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

o.             Acknowledgment of Independent Advice. Each party whose signature appears below acknowledges that he has read all of the provisions of the foregoing agreement, understands them, has sought independent advice regarding the legal effect of the provisions herein, and agrees to be bound by said provisions.

p.            Warranty. In the event Tenant shall consist of a corporation, the officer signing this agreement for such corporation shall deliver to Landlord, on or before the date of execution of this Lease, a Resolution of the Board of Directors of such corporation approving this Lease and authorizing execution of this Lease by the above-described officer of the corporation.

q.            Waiver. No course of dealing or delay between the parties shall operate as a waiver of the rights of any party to this Lease. No default, covenant or condition of this Lease may be waived other than in writing.

r.             Counterparts. This Lease may be executed in facsimile form and in one or more counterparts, and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first written above.

	LANDLORD		TENANT

	LVRH PROPERTIES LLC, a Nevada limited-liability company		LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

	Landlord's Address:		Tenant's Address:

	3965 South Durango Drive		3965 South Durango Drive
	Suite 106		Suite 106
	Las Vegas, NV 89052		Las Vegas, NV 89052

EXHIBIT A

SITE PLAN

EXHIBIT B

BUILDING SHELL & TENANT IMPROVEMENTS

EXHIBIT C

DESCRIPTION OF TENANT’S WORK

TENANTS WORK - The following work is required to be completed, placing the Demised Premises in finished condition, ready to open for business, by Landlord at Tenant's and/or Landlord’s expense as set forth in Section 25(b)(1) above. Tenant's Work shall be in accordance with the following:

A.	GENERAL PROVISIONS

All of Tenant’s Work shall be governed in all respect by, and be subject to, the following:

1.	Landlord shall have the right to require Tenant to furnish payment and performance bonds, or other security in form satisfactory to Landlord, for the prompt and faithful performance of the cost of Tenant's Work in excess of the Landlord’s Contribution, assuring completion of Tenant's Work and conditioned that Landlord will be held harmless from payment of any claim in excess of the Landlord’s Contribution either by way of damages or liens on account of bills for labor, material, services or fees, in connection with Tenant’s Work. Tenant's Work shall at all times be conducted in such manner that Tenant shall not be in violation of the Lease.

2.	It is understood and agreed between Landlord and Tenant that costs incurred by Landlord, if any, as a result of Tenant’s failure or delay in providing the information required by this Exhibit and by the Lease to which this Exhibit is attached, shall be the sole responsibility of Tenant, who shall pay such costs, if any, promptly upon Landlord's demand.

3.	All Tenant's Work shall conform to applicable statutes, ordinances, regulations and codes and the requirements of various rating bureaus. Landlord shall obtain all approvals with respect to electrical, water, sewer, heating, cooling and telephone work, all as may be required by the utility company supplying the service.

4.	No approval by Landlord shall be deemed valid unless in writing and signed by Landlord.

5.	Prior to commencement of Tenant's Work and until completion thereof, or commencement of the Lease Term, whichever is the last to occur, Landlord shall effect and maintain Builder's Risk Insurance covering Landlord, Tenant, Tenant's contractors and Tenant's subcontractors, as their interests may appear, against loss or damage by fire, vandalism and malicious mischief and such other risks as are customarily covered by a so-called "extended coverage endorsement" upon all Tenant's Work in place and all materials stored at the site of Tenant's Work, and all materials, equipment, supplies and temporary structures of all kinds incidental to Tenant's Work, and equipment, all while forming a part of or contained in such improvements or temporary structures, or while on the Demised Premises or within 100 feet thereof, or when adjacent thereto, while on sidewalks, streets or alleys, all to the full insurable value thereof at all times on a completed value basis. In addition, Landlord agrees to indemnify and hold Tenant harmless against any and all claims for the injury to persons or damage to property by reason of the use of the Demised Premises for the performance of Tenant's Work, and claims, fines, and penalties arising out of any failure of Landlord or its agents, contraotors and employees to comply with any law, ordinance, code requirement, regulations or other requirements applicable to Tenant’s Work; and Landlord agrees to require all contractors and subcontractors engaged in the performance of Tenant's Work to effect and maintain certificates evidencing the existence of, and covering Landlord, Tenant, Tenant's contractors, and Tenant's subcontractors, prior to commencement of Tenant's Work and until completion thereof, the following insurance coverages:

a.	Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the State in which the property is located, including Employer's Liability Insurance to the limit of $100,000.

b.	Comprehensive General Liability Insurance, excluding "Automobile Liability" against bodily injury, including death resulting therefrom, and personal injury in the limits of $1,500,000 for any one occurrence and property damage in the limits of $500,000 for any one occurrence or a combined single limit policy of $1,500,000 per occurrence,

c.	Comprehensive Automobile Insurance, including "non-owned" automobiles, against bodily injury, including death resulting therefrom, in the limits of $1,500,000 for any one occurrence and $500,000 property damage or a combined single limit of $1,500,000.

B.	TENANT IMPROVEMENTS.

Providing and installing all tenant improvements per plans.

C.	FURNITURE, FIXTURES, EQUIPMENT AND SIGNS

All furnishings, trade fixtures, equipment, signs, and related parts, including installation. Location and design of all signs subject to prior written consent of Landlord.

D.	ELECTRICAL

1.	All systems, where required for intercommunication, music antenna, material handling or conveyor, burglar alarm, vault wiring, fire protection alarm, time clock and demand control.

2.	All conduit, as required by the utility company supplying the services for necessary telephone wires within the Demised Premises.

E.	SUBSEQUENT REPAIRS AND ALTERATIONS

Landlord reserves the right to require changes in Tenant's Work when necessary by reason of code requirements. Tenant shall maintain the Demised Premises and make all repairs thereto, other than repair of the foundation, roof and structural portions of the walls.

F.	DOORS AND EXITING REQUIREMENTS

l.	All exiting codes must be adhered to.

2.	A clear exiting path to Tenant's rear door must be maintained.

EXHIBIT D

TENANT’S PLANS

ADDENDUM

To the lease dated January 30, 2006 by and between LVRH Properties LLC, a Nevada limited liability company, “Landlord” and Las Vegas Rehabilitation Hospital LLC, a Nevada limited liability company, “Tenant” for the premises located at 9175 W. Oquendo Road. Las Vegas, Nevada and is composed of a 50,000 square foot free-standing inpatient and outpatient rehabilitation hospital containing 50 private inpatient beds, Las Vegas, Nevada, is hereby incorporated and made a part:

1.	Landlord hereby agrees to build out 50,000 square feet of the Tenant Improvements identified in the Lease Agreement attached hereto at a cost of $85.00 per square foot ($4,250,000.00). Tenant agrees to reimburse Landlord $99.00 per square foot ($4,950,000.00). As these Tenant Improvements are built simultaneously with the construction of the facility the $4,950,000.00 is due and payable upon commencement of construction.

2.	Landlord hereby agrees to provide two (2) months free rent at Lease “Commencement Date".

All other terms and conditions shall remain the same.

Landlord: LVRH Properties, LLC a Nevada limited liability company		Tenant: Las Vegas Rehabilitation Hospital, LLC a Nevada limited liability company

By:	[illegible]	By:	[illegible]
	Manager	Title:	Manager

Date:	1/30/06	Date:	1/30/06

INITIALS______________	INITIALS_____________
____________

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is made as of June 1, 2010 by HealthSouth Corporation, a Delaware corporation (“Guarantor”), in favor of LVRH Properties LLC, a Nevada limited-liability company (“Landlord”).

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby unconditionally and irrevocably guarantees the full and faithful performance by HealthSouth Rehabilitation Hospital of Desert Canyon, LLC, a Delaware limited liability company (“Tenant"), of all the terms, covenants and conditions of that certain Lease Agreement, dated January 30, 2006, between Landlord and Las Vegas Rehabilitation Hospital LLC, a Nevada limited liability company (“LVRH”), as amended by that certain Lease Assignment and Amendment, dated as of June 1, 2010, among Landlord, LVRH and Tenant (collectively, the “Lease”). This Guaranty shall remain in full force and effect regardless of any amendment, modification, extension, compromise or release of any term, covenant or condition of the Lease or of any party thereto, as the case may be.

The undersigned agrees to indemnify Landlord against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorney fees, litigation, judgments, damages, claims and demands of any kind whatsoever in connection with, arising out of or by reason of the failure by Tenant to perform its obligations under the Lease. Guarantor waives any right or claim of rights to cause a marshalling of Tenant’s assets or to proceed against Guarantor or Tenant or any security for the Lease or this Guaranty in any particular order and Guarantor agrees that any payments or performance required to be made hereunder shall become due upon demand in accordance with the terms hereof immediately upon the happening of a default under the Lease, whether or not Guarantor has been given notice of such default, and Guarantor hereby expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including, but not limited to, notice of demand, notice of default, any failure to pursue Tenant or its property, or any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation.

The obligations of Guarantor hereunder are independent of the obligations of Tenant and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Tenant is joined therein or a separate action or actions is or are brought against Tenant. Landlord’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any action or by any number of successive actions until and unless all obligations hereby guaranteed have been paid and fully performed.

No delay on Landlord’s part in exercising any right, power or privilege under this Guaranty or any other document executed in connection herewith shall operate as a waiver of any such privilege, power or right.

Guarantor agrees that any judgment rendered against Tenant for monies or performance due Landlord shall in every and all respects bind and be conclusive against Guarantor to the same extent as if Guarantor had appeared in any such proceedings and judgment therein had been rendered against Guarantor.

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Any circumstance which operates to toll any statute of limitations as to Tenant shall also toll the statute of limitations as to Guarantor.

In the event any action is commenced by Landlord against Guarantor in connection with this Guaranty, including any bankruptcy proceeding, Landlord shall be entitled to its costs and expenses, including reasonable attorney fees.

The terms, covenants and conditions contained in this Guaranty shall inure to the benefit of the successors and assigns of Landlord.

If any term, covenant or condition of this Guaranty, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Guaranty, and all applications thereof, not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

In this Guaranty, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

This Guaranty shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Guaranty and any legal suit, action or proceeding against Guarantor arising out of or relating to this Guaranty shall be instituted in any federal or state court in Clark County, Nevada, and Guarantor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Guarantor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding.

Should Guarantor consist of more than one person or entity, then, in such event, all such persons and entities shall be jointly and severally liable as Guarantor hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

HealthSouth Corporation, a Delaware Corporation

By:	/s/ John P. Whittington
Name:	John P. Whittington
Title:	Executive Vice President & Secretary

3

LEASE AGREEMENT

(Triple-Net/Single-Tenant)

THIS LEASE AGREEMENT (Triple-Net/Single-Tenant) (this "Agreement") is made this 30th day of January, 2006, by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ("Landlord") and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company ("Tenant”) with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the "Demised Premises"),

NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein, Landlord and Tenant agree as follows:

1.         Grant of Leasehold. Landlord hereby demises and leases the Demised Premises to Tenant for the period, at the rental rate, and subject to the other terms and conditions set forth herein.

2.         Demised Premises. Landlord shall construct upon the Demised Premises a shell building containing approximately fifty thousand (50,000) square feet as provided in Exhibit B (attached) (the “Building"). There shall be no deduction or exclusion for any square feet of the Building included within the Demised Premises by reason of corridors, interior partitions or any other interior construction, improvements or equipment. The actual number of square feet of the Building shall be deemed to be equal to the aforementioned approximation.

3.        Term.

a.           Base Term. Unless terminated earlier as provided herein, the term of this Lease (as extended from time to time and until the term hereof expires or is terminated hereunder, the "Term") shall be for a period of ten (10) years, beginning at 1:00 A.M. on the earlier of the following dates: (i) the day after Landlord receives a Certificate of Occupancy or Temporary Certificate of Occupancy for the Demised Premises, issued by the applicable building department in the municipality in which the Demised Premises is located, upon completion of Landlord's Work (as hereinafter defined); or (ii) the date Tenant commences to do business in, upon or from the Demised Premises (the "Commencement Date"). Lessee shall execute, within seven (7) days of Landlord’s request, a Memorandum of Lease in form acceptable to Landlord, reflecting the existence and duration of the Lease, the location of the Demised Premises, and such other information as Landlord may reasonably request, which Memorandum may be placed of record by Landlord.

b.            Extension Option. So long as no "Event of Default" (as hereinbelow defined) is in effect at the time of such exercise by Tenant, Tenant shall have two consecutive rights to extend the Tenant of this Lease by a period of ten (10) years per each such extension option; provided, however, that upon any such extension of the Term all of the remaining Term and conditions hereof (including, without limitation, the cost of living adjustments to Base Rent set forth in Section 4(a) below) shall remain in force and effect; provided further, that to exercise any such option Tenant must give Landlord written notice of such exercise, in accordance with the provisions hereof, not less than six (6) months prior to the date that the Term would otherwise expire.

c.             Holdover. Tenant shall vacate the Demised Premises on the expiration or earlier termination of this Lease, Tenant shall reimburse Landlord for and indemnify and hold Landlord harmless against all damages, claims, losses, penalties, charges, and expenses (including reasonable attorneys' fees) incurred by Landlord resulting from any delay by Tenant in vacating the Demised Premises, If Tenant does not vacate the Demised Premises upon the expiration or earlier termination of the Lease, Tenant's occupancy of the Demised Premises shall be a tenancy at sufferance, subject to all the terms of this Lease applicable to a tenancy at sufferance, except that the "Base Rent” (as hereinafter defined) then in effect shall be equal to one hundred fifty percent (150%) of the Base Rent in effect immediately prior to the expiration or earlier termination of this Lease. Nothing contained in this paragraph shall be construed as consent by Landlord to any holding over by Tenant of the Demised Premises, and Landlord expressly reserves the right to require Tenant to surrender possession of the Demised Premises to Landlord upon the expiration or earlier termination of the Lease.

4.        Rent.

a.             Base Rent. Subject to adjustment as hereinafter provided, Tenant shall pay Landlord as base rent ("Base Rent") for the Term of this Lease the sum of TWO DOLLARS FIFTY CENTS ($2.50) per square foot of the Demised Premises (i.e., $125,000) per month in advance on the first day of each month during the Term of this Lease beginning on the Commencement Date, If the Commencement Date is not the first day of a calendar month then: (i) Base Rent for such fractional portion of the first month shall be due on the Commencement Date, and (ii) the Base Rent due for such fractional month shall be prorated based upon the actual number of days in such fractional month.

b.            Cost of Living Adjustment. The Base Rent shall be increased from the amount then in effect on the first day of the thirteenth (13th) full calendar month following the Commencement Date and on each annual anniversary thereof (each, an "Adjustment Date") during the Term of the Lease (including any extension option periods) in the amount of three percent (3%) per year of the Base Rent amount then in effect. Landlord shall notify Tenant of each increase by delivering a written statement setting forth the new amount of the Base Rent. Tenant shall pay the new Base Rent from its effective date until the next annual increase.

c.            Utilities. Tenant shall in respect of all periods of the Term pay all costs and charges of any kind (including all usage charges) for the provision of all utilities and services at the Demised Premises, including without limitation water, gas, heat, electricity, power, garbage service, air conditioning, telephone service, sewer service charges and sewer rentals charged or attributable to the Demised Premises, cleaning of the Demised Premises and all other services or utilities used in, upon or about the Demised Premises by Tenant or any of its subtenants, licensees, or concessionaires during the term hereof (collectively “Utilities and Services"). Tenant shall contract with, and pay directly to the appropriate supplier the cost of all Utilities and Services supplied to the Demised Premises.

d.            Property Taxes. Tenant shall in respect of all periods of the Term pay all real property taxes and general and special assessments on the Demised Premises, and shall pay all taxes charged against trade fixtures, utility installations, furnishings, equipment or any other personal property belonging to Tenant. Except to the extent Landlord elects to bill for any taxes and/or assessments under Section 4(f) below. Landlord shall forward to Tenant in a timely manner all bills and notices with respect to such real property taxes and assessments as are received by Landlord from third parties, and within five (5) days after request by Landlord (and in no event less than quarterly), Tenant shall provide Landlord with written evidence of each such payment.

e.            Other Costs. The parties acknowledge that this Lease is intended to be a fully net lease to the Landlord and that Tenant shall be responsible for all costs and expenses of any kind or nature incurred in connection with the ownership or operation of the Demised Premises including, without limitation; those set forth in Sections 4(c) and 4(d) hereinabove; all repairs required to be made to the Demised Premises, except to the extent of such roof or structural repairs as are expressly required to be made by Landlord pursuant to Section 9 hereinbelow; all costs of landscaping, parking, sweeping, maintenance and repairs, power, water, other utilities, decorative features, wages for on-site cleaning, parking, and/or security personnel, management fees, insurance premiums and deductibles, license and permit fees and associated costs, professional fees, waste disposal (except as set forth below), heating, ventilation and air conditioning costs and repairs, and materials and supplies. Tenant shall be solely responsible (and at its sole cost and expense) for all waste disposal including all medical, special, infectious, and other waste disposal and for all Hazardous Waste disposal and Tenant shall in all respects indemnify, defend (with counsel designated by Landlord) and hold Landlord harmless with respect thereto.

f.            Monthly and Other Payment of Non-Base Rent Charges. Landlord may in its discretion from time to time estimate the aggregate amount of all charges to be paid by Tenant hereunder other than for Base Rent and bill Tenant for one-twelfth of such amount on a monthly rental invoice, in which event such billed amount must be paid punctually together with the Base Rent due (it being understood that such additional amount shall for all purposes be treated as “Rent” hereunder). Promptly after each anniversary of the Commencement Date, Landlord shall calculate the actual sum that would be due under this Lease (i.e., for all charges from Tenant other than for Base Rent) in respect of the 12-month period immediately prior to such anniversary and refund any overpaid amount resulting from Tenant’s prior monthly payments or bill Tenant for any underpaid amount resulting notwithstanding Tenant’s prior monthly payments (with any underpaid sum to be due promptly upon billing). In addition to the foregoing, Landlord may from time to time in its discretion establish such further procedures with respect to payment of non- Base Rent sums due under this Lease as Landlord may from time to time reasonably designate.

g.           Payment. Each payment of rent or any other obligation of the Tenant shall be paid in lawful money of the United States of America without prior demand or notice and without any deduction, set off or counterclaim whatsoever by delivering the rent payment including all adjustments thereto to the office of the Landlord or at such other place or places as may from time to time be designated in writing by the Landlord, All sums to be paid under this Lease by Tenant, including, without limitation, all Base Rent, and all other charges required to be paid under this Section 4, shall for all purposes be deemed to be “Rent.”

5.         Possession and Surrender of Demised Premises.

a.             Acceptance of Demised Premises. Tenant shall by entering upon and occupying the Demised Premises be deemed to have accepted the Demised Premises in its “as is” condition as of the Commencement Date, subject to all recorded matters and laws, Tenant acknowledges that neither Landlord nor its agents have made any representations or warranties as to the suitability or fitness of the Demised Premises for the conduct of Tenant’s business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any further tenant improvements to the Demised Premises except as expressly provided in this Lease. Notwithstanding anything to the contrary, upon Landlord’s request Tenant shall hereafter execute and deliver such Memorandum of Commencement Date, in form reasonably designated by Landlord, certifying the date that is the Commencement Date, Tenant’s acceptance and approval of the Demised Premises without reservation, and such other matters as Landlord may reasonably request.

b.            Removal of Tenant's Property. Upon the expiration or sooner termination of the term of this Lease, Tenant shall, at its sole cost and expense, remove all personal properly and trade fixtures which Tenant has installed or placed on the Demised Premises (all of which are hereinafter referred to as "Tenant's property") from the Demised Premises and repair all damage thereto resulting from such removal and Tenant shall thereupon surrender the Demised Premises in the same condition as on the date when the Demised Premises was ready for occupancy, reasonable wear and tear excepted. In the event Tenant shall fail to remove any of Tenant's property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such property not so removed and repair all damage to the Demised Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to said property caused by or resulting from such removal or otherwise.

6.        Use of Demised Premises. The Demised Premises are leased to Tenant solely for the operation of a rehabilitation hospital and uses incidental thereto. Tenant shall continuously use the Demised Premises for this purpose and shall not use or allow to be used the Demised Premises, or any portion thereof, for any other purpose or purposes whatsoever without Landlord's prior written consent. Tenant shall conduct business under the trade name of “DESERT CANYON REHABILITATION HOSPITAL” and no other without prior written consent of Landlord.

a.            Tenant's Duty to Keep Demised Premises Repaired and in Good Order. Tenant shall keep and maintain in good order, condition, and repair (including any such replacement and restoration as is required for that purpose) the Demised Premises and every part thereof and any and all appurtenances thereto wherever located, including, but not limited to, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Demised Premises, fixtures, heating and air conditioning and electrical systems, sprinkler system, if any, and walls, floors and ceilings, and any work performed by or on behalf of Tenant after the Commencement Date. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any special equipment, fixtures or facilities other than the usual and ordinary plumbing and utility facilities, which special facilities shall include but not be limited to grease traps, located outside the Demised Premises. Tenant shall contract with a service company for the maintenance of air-conditioning equipment, with a copy of the service contract to be furnished to the Landlord within ten (10) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the Term of this Lease. Landlord agrees to assign to Tenant any warranties Landlord may have pertaining to those parts of the Demised Premises Tenant is responsible for maintaining hereunder. Tenant shall store all trash and garbage in metal containers located where designated by Landlord and so as not to be visible or create a nuisance to customers and business invitees in the Demised Premises, and so as not to create or permit any health or fire hazard, and arrange for the prompt and regular removal thereof, If Tenant fails to maintain or repair the Demised Premises as required hereunder, Landlord may, upon ten (10) days prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Demised Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair, immediately upon demand.

b.           Compliance with Law; Due Licensure of Medical Personnel. Tenant will not use the Demised Premises or any portion thereof; (i) in violation of any law, ordinance, rule, regulation, certificate of occupancy, or (ii) for any business or purpose that creates risks of fire or other hazards that would in any way increase, suspend or void the rate or amount of insurance of any type to the Landlord on any part of the Demised Premises. Tenant shall at all times during the Term of this Lease, and at Tenant's sole cost and expense, comply with all governmental rules, regulations, ordinances, statutes and laws, (including, without limitation, the Americans with Disabilities Act of 1990 (and all rules and regulations promulgated thereunder)), and the orders and regulations of the National Board of Fire Underwriters or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the use, occupancy, condition or alteration of the Demised Premises. Landlord makes no representation or warranty as to the condition of the Demised Premises with respect to any law or the suitability of the Demised Premises for Tenant’s intended use or whether such use complies with any or all laws. Tenant covenants that all persons who furnish medical services or related activities of any kind at the Demised Premises shall be and remain appropriately licensed and in good standing with the applicable state licensing board(s) and any applicable federal, state or local certification or licensing agency or office.

c.           Compliance with Rules and Regulations. Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by the rules and regulations set forth above and such additional rules and regulations hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Demised Premises, for the preservation of good order thereon,

d.          Use of Plumbing. The plumbing facilities in the Demised Premises shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents, servants, customers or invitees shall have caused it,

e.           Pest Control. Tenant shall keep the Demised Premises free from pests and vermin.

f.            Trash. Tenant shall not burn any trash or garbage of any kind in or about the Demised Premises.

g.           Insurance. Tenant shall, at Tenant's expense, maintain property insurance on the Demised Premises and appurtenant structures in such amount as Landlord and any mortgagees may deem necessary or appropriate. In addition, Tenant shall, at Tenant's expense, obtain and keep in force at all times during the Term of the Lease, a policy or policies of insurance covering loss or damage to all of the improvements, betterments, personal property, utility installations, trade fixtures, furnishings, and business contents located within the Demised Premises, in the amount of one hundred percent (100%) of the full replacement value thereof as reasonably ascertained by the Tenant's insurance carrier against risks of direct physical loss or damage, normally covered in an "all risk” policy (including the perils of flood and surface waters), as such term is used in the insurance industry; provided, however, that Tenant shall have no obligation to insure against earthquakes or against acts of terror. The proceeds of such insurance shall be used for the repair or replacement of the property so insured (including, without limitation, any repair or replacement of such property in accordance with Section 16 below).

Tenant shall, at Tenant's expense, maintain a policy of Commercial General Liability insurance insuring Tenant and as additional insureds, Landlord and any of Landlord's mortgagees, against liability arising out of the ownership, use, occupancy or maintenance of the Premises, Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than Two Million Dollars ($2,000,000) per occurrence. The initial amount of such insurance shall be subject to periodic increases upon reasonable demand by Landlord based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the limits of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder.

Insurance required to be maintained by Tenant hereunder shall be in companies holding a "General Policyholders' Rating" of B-plus or better and a "financial rating" of 10 or better, as set forth in the most current issue of "Best's Insurance Guide," or such comparable ratings as Landlord shall approve, in its sole discretion. Tenant shall promptly deliver to Landlord, within thirty (30) days of the Commencement Date, original certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord, Tenant shall, within thirty (30) days prior to the expiration, cancellation or reduction of such policies, furnish Landlord with renewals or "binders" thereof. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required under this Lease.

Tenant shall obtain from the issuers of the insurance policies referred to in this Lease a waiver of subrogation provision in said policies (with respect to Landlord) and Tenant hereby releases and relieves Landlord, and waives any and all rights of recovery against Landlord, or against the employees, officers, agents and representatives of Landlord, for loss or damage arising out of or incident to the perils required to be insured against under this Lease which perils occur in, on or about the Demised Premises, whether due to the negligence of Landlord or Landlord's or their agents, employees, contractors or invitees.

h.           Signs. Tenant shall not place any signs on the exterior of the Demised Premises without Landlord's consent, which consent shall not be unreasonably withheld.

i.            Hazardous Substances, Including Medical, Special, and Infectious Waste, The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste (i.e., whether medical, special, infectious, or otherwise), whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Demised Premises, is: (i) potentially injurious to the public health, safety or welfare, the environment, or the Demised Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof, or any hazardous or toxic substance, material or waste, regulated or listed pursuant to any federal, state or local environmental law, including without limitation, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act, and the Occupational Safety and Health Act,. Tenant shall not engage in any activity in or about the Demised Premises which constitutes a "Reportable Use" (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined below). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Demised Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Demised Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord’s prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the uses permitted under Section 6 of the Lease, so long as such use is not a Reportable Use and does not expose the Demised Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Demised Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Landlord’s option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Demised Premises.

To the extent necessary to Tenant’s business and consistent with the prudent operation of Tenant’s business and all applicable laws, rules, and regulations, Tenant may store and/or utilize Hazardous Substances; provided, however, that Tenant shall from time to time furnish Landlord with a comprehensive list of all such Hazardous Materials (i.e., medical, special, infectious, or otherwise) so stored and/or utilized at the Demised Premises. In addition, prior to the installation and use of any equipment, Tenant shall provide Landlord with a list of such equipment and its Intended use; a list of any Hazardous Substances which will be used or generated in connection with such equipment; and Tenant's proposed procedures for the use, storage and disposal of any Hazardous Substances, including, but not limited to, the procedure for silver recovery for any radiology equipment.

If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Demised Premises, other than as set forth above or as previously consented to by Landlord, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Demised Premises. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Demised Premises (including, without limitation, through the plumbing or sanitary sewer system).

Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground lessor, if any, and the Demised Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Demised Premises by or for Tenant or by anyone under Tenant's control. Tenant's obligations under this paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Landlord in writing at the time of such agreement.

Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord’s engineers and/or consultants, relating in any manner to the Demised Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Demised Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within five (5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Requirements specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Demised Premises to comply with any Applicable Requirements.

Landlord, Landlord's agents, employees, contractors and designated representatives, and any mortgagee under a mortgage or beneficiary under a deed of trust encumbering the Demised Premises shall have the right to enter the Demised Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Demised Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but not limited to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Demised Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a default of this Lease by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be inuninent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Tenant shall upon request reimburse Landlord or Landlord's Mortgagee, as the case may be, for the costs and expenses of such inspections.

7.         Alteration and Improvements. Tenant shall not make any additions, alterations, improvements or changes ("improvements") in or to the Demised Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld. In no event shall any consent be granted if Tenant is in default hereunder. Notwithstanding the foregoing, Tenant shall have the right to make improvements without Landlord’s consent where such improvements: (i) are non-structural; (ii) do not affect the electrical, mechanical, plumbing, HVAC or other systems of the building containing the Demised Premises; and (iii) cost no more than One Hundred Thousand Dollars ($100,000) in any calendar year. Any improvements shall be made promptly and in a good and workmanlike manner and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Demised Premises or Tenant's use thereof shall be performed in such manner as not to delay or impose any additional expense upon Landlord in construction, maintenance or operation of the building containing the Demised Premises. Throughout the performance of improvements, Tenant, at its expense, shall carry, or cause to be carried, workers' compensation insurance in statutory limits, and general liability insurance for any occurrence in or about the Demised Premises, of which Landlord and its managing agent shall be named as additional parties insured, in such limits as Landlord may reasonably prescribe. Tenant further covenants and agrees that any mechanic's lien filed against the Demised Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant.

8.         Liens. Tenant shall at all times indemnify, save, and hold Landlord and the Demised Premises, free, clear and harmless from any claims, liens, demands, charges, encumbrances, litigation and judgments arising directly or indirectly out of any use, occupancy or activity of tenant, or any person or entity holding through or under Tenant or out of any work performed, material furnished, or obligations incurred by Tenant in, upon or otherwise in connection with the Demised Premises, Tenant shall give Landlord written notice at least ten (10) business days prior to the commencement of any such work on the Demised Premises to afford Landlord the opportunity of filing appropriate notices of non-responsibility. Tenant shall, at its sole cost and expense, within fifteen (15) days after filing of any lien of record, obtain the discharge and release thereof. Nothing contained herein shall prevent Landlord, at the cost and for the account of Tenant, from obtaining said discharge and release in the event Tenant fails or refuses to do the same within said fifteen (15) day period,

9.         Landlord's Repairs. Except as set forth herein, Landlord shall have no maintenance, repair or restoration obligations whatsoever under this Lease or otherwise. Tenant expressly waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at the Landlord's expense or to terminate this Lease due to the Landlord's failure to keep the Demised Premises in good order, condition, or repair. Notwithstanding anything to the contrary, Landlord shall, at its cost and expense, be obligated to maintain the roof and structure of the Premises and to make all requisite repairs thereto and restorations thereof, except to the extent that such maintenance, repair or restoration is required as a result of the willful misconduct or negligence of Tenant or any of its personnel, patients, agents, licensees or invitees, in which event the cost of such maintenance, repair or restoration shall be borne by Tenant.

10.      Indemnification. Tenant hereby covenants and agrees to indemnify, save and hold Landlord harmless from any and all liability, loss, expenses (including attorney's fees, judgments, claims, liens and demands of any kind whatsoever) in correction with, (i) Tenant's use of the Demised Premises, or (ii) the conduct of Tenant’s business, or (iii) any activity, work or things done in the Demised Premises, or (iv) any default in the performances of any obligation on Tenant's part to be performed under the terms of the Lease, or (v) any negligence of Tenant, or any of Tenant's agents, contributors or employees. Notwithstanding the foregoing, Tenant shall not be required to defend, save harmless or indemnify Landlord, and Landlord shall indemnify, save and hold harmless Tenant, from any liability for injury, loss, accident or damage to any person is or property resulting from Landlord’s negligence or willful acts or omissions, or those of Landlord's agents, contractors or employees.

11.       Subordination. Tenant agrees upon request of Landlord to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any renewal, extensions or replacements thereof, now or hereafter placed, charged or enforced against the Demised Premises, or any portion thereof, or any property of which the Demised Premises is a part, and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it, Tenant hereby appoints Landlord, it successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all such documents for and on behalf of Tenant; provided, however, Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effectuate such subordination on behalf of Tenant, unless the mortgagee or beneficiary named in such mortgage, deed of trust, or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights to Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Demised Premises be disturbed by proceedings to foreclose said mortgage, deed of trust or other encumbrance. In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease a prior lien to its mortgage or deed of trust, then and in such event, upon such mortgagee's or beneficiary's giving written notice to Tenant to that effect, this Lease shall be deemed prior in lien to such mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of recordation of such mortgage or deed of trust. Tenant shall, in the event any proceedings are brought for the foreclosure of the Demised Premises or in the event of exercise of the power of sale under any deed of trust made by the Landlord covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

12.       Estoppel Certificate. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying; (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Demised Premises is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request, Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Demised Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

13.       Assignment and Subletting. Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein or sublet the Demised Premises or any portion thereof, or license the use of all or any portion of the Demised Premises without prior written consent of the Landlord which consent shall not be withheld: (i) for any sublease, so long as Tenant has not subleased in the aggregate over one-third of the Demised Premises giving effect to such sublease; and (ii) for an assignment, if the proposed assignment is being made to an assignee of good repute with equal or superior credit-worthiness to that of Landlord, and such assignee will only utilize the Demised Premises as an inpatient rehabilitation hospital. Neither the consent by Landlord to any assignment or subletting, nor the act of any such assignment or subletting, shall constitute a waiver of the necessity for such consent to any subsequent assignment or subletting, nor shall it constitute a release of any obligations of Tenant under this Lease. Tenant shall pay all costs, expenses and reasonable attorney’s fees that may be incurred or paid by Landlord in processing, documenting, or administering any request of Tenant for Landlord's consent required pursuant to this Section. If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

a.           Assignor Remains Liable. In the absence of an express agreement in writing to the contrary, executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the provisions, covenants and conditions of this Lease on the part of Tenant to be kept and performed.

b.           No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, or the termination of this Lease by Landlord pursuant to any provision contained herein, shall not work a merger, but at the option of Landlord, shall either terminate any or all existing subleases or sub-tenancies, or operate as an assignment to the Landlord of any and all such subleases or sub-tenancies.

14.       Insolvency. It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, or any other person whomsoever without the express prior written consent of Landlord.

15.       Condemnation. Should the whole or any part of the Demised Premises be condemned or taken by a competent authority for any public or quasi-public purpose, all awards payable on account of such condemnation and taking shall be payable to Landlord, and Tenant hereby waives any and all interest therein. If the whole of the Demised Premises shall be so condemned and taken, then this Lease shall terminate upon such taking. If greater than one-third (1/3) of the floor space of the Demised Premises is condemned or taken, and if the remaining portion thereof will not be reasonably adequate for the operation of Tenant’s business after Tenant completes such repairs or alterations as are necessary to restore such part of the Demised Premises to as near its former condition immediately preceding the taking as the circumstances will permit, either Landlord or Tenant shall have the option of terminating this Lease by notifying the other party hereto of such election in writing within twenty (20) days after such taking. If by such condemnation and taking one-third (1/3) or less of the Demised Premises has been taken, or if a part only of the Demised Premises is taken and the remaining part thereof is suitable for the purposes for which Tenant has leased said premises, this Lease shall continue in full force and effect, and Tenant shall proceed with reasonable diligence to restore such part of the Demised Premises to as near its former condition immediately preceding the taking as the circumstances will permit, but the Base Rent shall be reduced in an amount equal to that proportion of the Base Rent which the floor space of the portion taken bears to the total floor space of the Demised Premises. Landlord shall reimburse Tenant for Tenant’s reasonable restoration costs, to the extent Landlord has recovered same from the condemning authority, within thirty (30) days after Landlord’s receipt of Tenant’s written demand and documentation evidencing the cost of such restoration.

16.       Destruction of Premises. In the case of (i) the total destruction of the Demised Premises or any portion thereof substantially interfering with Tenant's use of the Demised Premises, whether by fire or other casualty, not caused by the default or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, or (ii) in the event any mortgagee under a mortgage or beneficiary under a deed of trust hold a lien encumbering the Demised Premises shall require payments of insurance proceeds, or (iii) in the event of a natural uninsured loss to the Demised Premises, Landlord, at its option, may terminate this Lease by notifying Tenant of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate the Lease, Tenant shall repair such damage within 180 days, this Lease shall not terminate, but shall continue in full force and effect. If this Lease is terminated pursuant to this Section and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, and all rights and obligations hereunder shall cease and terminate.

a.           lease Does Not Terminate If Damage by Tenant. Notwithstanding the foregoing provisions, in the event the Demised Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then, without prejudice to any other rights and remedies of Landlord, this Lease shall not terminate, the damage shall be repaired by Tenant, and there shall be no apportionment or abatement of any rent.

b.          Insurance Proceeds. All insurance proceeds payable under any fire and extended coverage risk insurance required to be maintained by Tenant pursuant to this Lease shall be payable solely to Landlord or any mortgagee under a mortgage or beneficiary under a deed of trust holding a lien encumbering the Demised Premises (as their respective interests shall appear) to be held and applied to the cost of restoring the Demised Premises, and Tenant shall have no interest therein, except that Tenant shall be entitled to all insurance proceeds payable for the destruction of Tenant's personal property (in no event, however, shall Tenant be entitled to insurance proceeds with respect to destruction of any improvements, betterments or fixtures on the Demised Premises). Tenant shall also deposit with Landlord the amount of any deductible required under any insurance policy covering fire or other casualty. If for any reason any portion of the cost to restore the Demised Premises is not covered by insurance, then Tenant shall pay to Landlord, upon demand, any cost or expense that is not so covered. Such repair and restoration shall be performed by properly insured and licensed contractors, in accordance with plans and specifications approved by Landlord, and shall comply with the requirements of this Lease and all applicable laws, codes and regulations. In the event Landlord is required to pay any portion of such restoration or repair costs, Tenant shall reimburse Landlord therefor, together with interest at twelve percent (12%) per year, within ten (10) days after receiving demand therefor from Landlord. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Neither the rent payable by Tenant nor any of Tenant's other obligations under any provisions of this Lease shall be affected by any damage to or destruction of the Demised Premises or any portion thereof by any cause whatsoever. Notwithstanding anything to the contrary set forth above, if such damage or destruction shall occur during the last two (2) years of the Lease, Tenant shall not be required to repair or restore the Demised Premises, provided that all insurance proceeds and deductibles required to be paid to Landlord above are paid to Landlord, and Tenant shall pay to Landlord all rent and all other sums due under this Lease for the remainder of the Term of this Lease,

c.           Tenant must Notify Landlord of Damage. If Tenant becomes aware of any casualty affecting the Demised Premises, Tenant shall notify Landlord in writing as to the details pertaining to such casualty (so far as known to Tenant) within forty-eight (48) hours after Tenant gains knowledge of such casualty.

17.      Expenditures by Landlord. Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at the rate of 12% per year or at the maximum rate per annum rate allowed by law, if lower than 12%, at the time and said sum shall constitute and be collectable as additional rent on demand.

18.      Default. Tenant's compliance with each and every covenant and obligation hereof on its part to be performed hereunder is a condition precedent to each and every covenant and obligation of Landlord hereunder. Landlord shall have all the rights and remedies provided in this Section or elsewhere herein, in the event that:

a.             Tenant shall default in the payment or any sum of money required to be paid hereunder and such default continues for ten (10) days after written notice thereof from Landlord to Tenant; or

b.             Tenant shall default in the performance of any other provision, covenant or condition of this Lease on the part of Tenant to be kept and performed and such default continues for twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that if the default complained of in such notice is of such a nature that the same can be rectified or cured, but cannot with reasonable diligence be done within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Tenant shall, within said thirty (30) day period, commence to rectify and cure the same and shall thereafter complete such rectification and cure with all due diligence, and in any event, within sixty (60) days from the date of giving such notice;

or

c.             Tenant should vacate or abandon the Demised Premises during the Term of this Lease;

d.            There is filed any petition in bankruptcy or the Tenant is adjudicated as a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of execution or attachment against Tenant and such levy continues in effect for a period of twenty (20) days.

e.             In the event of a default as designated in this Section or elsewhere herein, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

(l)          The right to declare the Term of this Lease ended and to reenter the Demised Premises and lake possession thereof, and to terminate all of the rights of Tenant in and to the Demised Premises, or

(2)           The right without declaring the Term of this Lease ended, to reenter the Demised Premises and to occupy the same, or any portion thereof, for or on account of Tenant as hereinafter provided, applying any monies received first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Demised Premises, including costs, expenses of attorney's fees in placing the same in good order and condition, or preparing or altering the same for reletting, and all other expenses, commissions and charges paid, assumed or incurred by Landlord in or in connection with reletting the Demised Premises and then to the fulfillment of the covenants of Tenant. Any such reletting as provided for herein may be for the remainder of the Term of this Lease or for a longer or shorter period. Such reletting shall be for such rent and on such other terms and conditions as Landlord, in its sole discretion, deems appropriate. Landlord may execute any lease made pursuant to the terms hereof either in Landlord's own name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases to any tenant of the Demised Premises, as Landlord may see fit, and Tenant shall have no right or authority whatsoever to collect any rent from such tenants, subtenants, licensees or concessionaires on the Demised Premises. In any case, and whether or not the Demised Premises or any part thereof be relet, Tenant, until the end of what would have been the Term of this Lease in the absence of such default and whether or not the Demised Premises or any part thereof shall have been relet, shall be liable to Landlord and shall pay to Landlord monthly an amount equal to the amount due as rent hereunder, less the net proceeds for said month, if any, of any reletting effected for the account of Tenant pursuant to the provisions of this paragraph, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration costs, and expenses of preparation for such reletting (all said costs are cumulative and shall be applied against proceeds of reletting until paid in full), or

(3)           The right, even though it may have relet all or any portion of the Demised Premises in accordance with the provisions of subparagraph (2) of this section, to thereafter at any time elect to terminate this Lease for such previous default on the part of Tenant, and to terminate all of the rights of Tenant in and to the Demised Premises. Pursuant to said rights of reentry, Landlord may remove all persons from the Demised Premises and may, but shall not be obligated to, remove all property therefrom, and may, but shall not be obligated to, enforce any rights Landlord may have against said property or store the same in any public or private warehouse or elsewhere at the cost and for the account of Tenant or the owner or owners thereof. Tenant agrees to hold Landlord free, and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever. Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money thereafter to accrue hereunder, or Tenant's liability for damages under any of the provisions hereof, by any such reentry, or by any action in unlawful detainer or otherwise to obtain possession of the Demised Premises, unless Landlord shall have specifically, with reference to this Section, notified Tenant in writing that it has so elected to terminate this Lease. Tenant covenants and agrees that the service by Landlord pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to, the service of such notice thereof to Tenant) be deemed to be a termination of this Lease or the termination of any liability of Tenant hereunder to Landlord.

f.             No Waiver, The waiver by Landlord of any default or breach of any of the provisions, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of rent or any other payment hereunder by Tenant to Landlord shall not be construed to be a waiver of any preceding breach by Tenant of any provision, covenants or condition of this Lease other than the failure of Tenant to pay the particular rental or other payment or portion thereof so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental at other payment. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. This paragraph may not be waived.

19.       Quiet Possession. Tenant, upon paying the rentals and other payments herein required from Tenant, and upon Tenant's performance of all of the provisions, covenants and conditions of this Lease on its part to be kept and performed, may quietly have, hold and enjoy the Demised Premises during the Term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord, however, Landlord and its agents shall have free access to the Demised Premises for the purpose of examining them and Tenant's compliance with this Lease and exhibit them to prospective purchasers and prospective tenants.

20.       Sale by Landlord, In the event of any sale or exchange of the Demised Premises by Landlord, Landlord shall be and is hereby relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease, arising out of any act, occurrence or omission relating to the Demised Premises occurring after the consummation of such sale or exchange. Tenant agrees to attorn to such purchaser or grantee.

21.      Default by Landlord. It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease on Landlord's pari to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give a twenty (20) day written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged. Notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for by this Section is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be reclined or cured within said twenty (20) day period, then such default shall be deemed to be rectified or cured if Landlord within said twenty (20) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed and so does complete the same, with the use of diligence as aforesaid. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the lesser of: (i) the interest of Landlord in the Demised Premises; or (ii) the interest Landlord would have in the Demised Premises if the Demised Premises were encumbered by third party debt in an amount equal to eighty percent (80%) of the value of the Demised Premises (as such value is determined by Landlord) and Tenant agrees to look solely to such amount for recovery of any judgment from Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

22.      Force Majeure. Whenever a day is appointed herein on which, or a period of time is appointed in which, either party hereto is required to do or complete any act, matter, or thing, the time for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or things because of labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or to obtain fuel or energy, weather or other acts of God, or other causes beyond such party's reasonable control (financial inability excepted), provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.

23.      Notices. Any and all notices and demands by or from Landlord to Tenant, or by or from Tenant to Landlord, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered postage prepaid, return receipt requested. If such notice or demand be served by registered or certified mail in the manner provided herein, service shall be conclusively deemed given three (3) days after mailing or upon receipt, whichever is sooner.

a.             Notice to landlord. Any notice or demand to Landlord shall be addressed to Landlord at the address listed on the signature page of this Lease.

b.            Notice to Tenant. Any notice or demand to Tenant shall be addressed to Tenant at the address listed on the signature page of this Lease.

c.            Change of Address. Any party herein may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto.

24.       Brokers. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease, and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent with respect to this Lease or the negotiations thereof.

25.       Work Prior to Opening.

a.            Landlord's Work. At Landlord's cost and expense, Landlord shall cause the Demised Premises to be constructed in substantial accordance with plans and specifications prepared or to be prepared by Landlord's architect. Said construction shall include all work described in Exhibit B attached hereto and incorporated herein by reference ("Landlord's Work"). Landlord shall use reasonable efforts to substantially complete Landlord's Work as soon as is practicable.

b.           Tenant's Work.

(1)          Landlord shall also perform all work described in Exhibit C attached hereto ("Tenant's Work"). All such Tenant's Work shall be promptly and diligently completed in accordance with the terms of this Section 25, and in strict compliance with zoning, building and other applicable codes, laws and ordinances. The cost of Tenant's Work shall be borne by Landlord and/or Tenant as follows: Landlord shall pay for the initial $85 per square foot (i.e. an aggregate of $4,250,000) of Tenant's Work ("Landlord's Contribution ") and Tenant shall, in accordance with such timing and procedures as Landlord may reasonably designate, pay all sums in excess thereof.

(2)          Tenant shall promptly famish Landlord with proof that Tenant has: (i) complied with Landlord's timing and procedures with respect to the funding of its share of the costs of Tenant's Work; and (ii) deposited into an account under Landlord's control (the "Tenant's Construction Contribution Account") the entire amount Tenant reasonably estimates is necessary to perform Tenant's Work (the "Tenant's Contribution Funds"), co-terminus with application of Landlord's Contribution. The Tenant's Contribution Funds shall be used solely to pay for the construction and performance of the Tenant's Work pursuant to this Lease. Tenant agrees that if an "Event of Default" occurs under this Lease, or if Landlord elects to do so in connection with performing Tenant's Work as set forth in Section 25(b)(1) above, Landlord may:

(A)         Enter upon the Demised Premises and take possession of any materials or equipment, and construct, perform and complete the Tenant's Work, at the risk and expense of Tenant. Landlord shall have the right at any time to discontinue work commenced by it in respect of the Tenant's Work or to change any course of action undertaken and shall not be bound by any limitations or requirements of time. In connection with any construction of the Tenant's Work undertaken, Landlord may (i) engage contractors, engineers and others for the purpose of furnishing labor, materials and equipment in connection with any construction of the Tenant's Work, (ii) cause to be paid, settled or compromised, out of the Tenant's Construction Contribution Account, all bills or claims which may become liens against the Demised Premises or the Tenant's Work, or which have been or may be incurred in connection with the construction, completion and/or performance of the Tenant's Work or for the discharge of liens, encumbrances or defects in the title of the Demised Premises or the Tenant's Work, and (iii) take such action or refrain from acting under this Lease as Landlord may in its sole discretion from time to time determine without limitation.

(B)         Employ watchmen at Tenant's expense, out of the Tenant's Construction Contribution Account, to protect the Tenant's Work, including any building materials stored on the Demised Premises, from depreciation or injury,

(C)         For the purpose of carrying out this Section 25 and exercising these rights, powers and privileges, Tenant hereby irrevocably constitutes and appoints Landlord as its true and lawful attorney-in-fact to execute, acknowledge and deliver any instruments and do and perform any acts such as are referred to in this Section 25 in the name and on behalf of Tenant.

(D)         Exercise any other remedies provided under this Lease or applicable law or in equity, any and/or all of which remedies Landlord may exercise concurrently or consecutively at any time.

(3)          At such time as Landlord or Tenant shall have received the requisite approvals from any municipality or governmental agency having jurisdiction over the completion of the Tenant's Work, such party hereto shall provide such documentation to the other party hereto.

(4)          The provisions of this Section 25 shall survive any termination of this Lease.

(5)          "Tenant's Plans," prepared in conformity with Exhibit C attached hereto, and containing a layout for Tenant's intended use of the Demised Premises and exterior sign drawing, are included in the Building Plans in Exhibit B.

(6)          Tenant shall not install any fixtures or equipment which can exceed the capacity of any utility facilities serving the Demised Premises. Any additional utility facilities required in connection with any equipment installed by Tenant shall be installed at Tenant's expense and shall comply with all applicable code requirements and with plans and specifications which are approved in writing by Landlord.

26.      Miscellaneous Additional Provisions.

a.           Captions. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Lease and in no way whatsoever define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

b.          Remedies Cumulative. The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

c.           Successors and Assigns. Subject to the provisions restricting assignment, the terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of Landlord and Tenant, respectively.

d.           Partial Invalidity, If any term, provision, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid void or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

e.           Time of the Essence. Time is of the essence of this Lease and all of the terms, provisions, covenants and conditions hereof.

f.            Entire Agreement. This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

g.           No Partnership. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant. Neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

h.          Attorney's Fees and Costs, In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its cost and legal expenses including reasonable attorney's fees, whether such action is prosecuted to judgment or not The parties hereto shall And they hereby do waive trial by jury in any action, proceeding or counterclaims brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Demised Premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's rights to assert such claims in any separate action or actions brought by Tenant. The parties hereto covenant and agree that Landlord shall have no duty to mitigate damages arising in any way out of Tenant's failure to comply with any term, condition, covenant or agreement of this Lease.

i.            Number and Gender, Masculine or feminine pronouns shall be substituted for the neuter form and vice versa, and the plural shall be substituted for the singular form and vice versa, in any place or places herein in which the context requires such substitution or substitutions.

j.           Governing Law, The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Lease, exclusive of the conflict of laws provisions thereof.

k.          Joint Liability of All Tenants. In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporations shall be jointly and severally liable as Tenant hereunder.

l.            No Lease until Signed by the Parties. The submission of this Lease for examination does not constitute a reservation of or option for the Demised Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

m.          Tenant must Advise Landlord of Matters Affecting Title, Should any claim or lien be filed against the Demised Premises, or any action or proceeding be instituted affecting the title to the Demised Premises, tenant shall give Landlord written notice thereof as soon as Tenant obtains knowledge thereof.

n.          Lease Construed According to its Terms, Although the printed provisions of those Lease were drawn by Tenant, this Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of its language.

o.         Acknowledgment of Independent Advice. Each party whose signature appears below acknowledges that he has read all of the provisions of the foregoing agreement, understands them, has sought independent advice regarding the legal effect of the provisions herein, and agrees to be bound by said provisions.

p.          Warranty. In the event Tenant shall consist of a corporation, the officer signing this agreement for such corporation shall deliver to Landlord, on or before the date of execution of this Lease, a Resolution of the Board of Directors of such corporation approving this Lease and authorizing execution of this Lease by the above-described officer of the corporation.

q.          Waiver. No course of dealing or delay between the parties shall operate as a waiver of the rights of any party to this Lease. No default, covenant or condition of this Lease may be waived other than in writing.

r.           Counterparts. This Lease may be executed in facsimile form and in one or more counterparts, and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first written above.

	LANDLORD		TENANT

	LVRH PROPERTIES LLC, a Nevada limited-liability company		LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

	Landlord's Address:		Tenant's Address:

	3965 South Durango Drive		3965 South Durango Drive
	Suite 106		Suite 106
	Las Vegas, NV 89052		Las Vegas, NV 89052

EXHIBIT A

SITE PLAN

EXHIBIT B

BUILDING SHELL & TENANT IMPROVEMENTS

EXHIBIT C

DESCRIPTION OF TENANT'S WORK

TENANT'S WORK - The following work is required to be completed, placing the Demised Premises in finished condition, ready to open for business, by Landlord at Tenant's and/or Landlord's expense as set forth in Section 25(b)(1) above. Tenant's Work shall be in accordance with the following:

A.	GENERAL PROVISIONS

All of Tenant's Work shall be governed in all respect by, and be subject to, the following:

1.	Landlord shall have the right to require Tenant to furnish payment and performance bonds, or other security in form satisfactory to Landlord, for the prompt and faithful performance of the cost of Tenant's Work in excess of the Landlord's Contribution, assuring completion of Tenant's Work and conditioned that Landlord will be held harmless from payment of any claim in excess of the Landlord's Contribution either by way of damages or liens on account of bills for labor, material, services or fees, in connection with Tenant's Work. Tenant's Work shall at all times be conducted in such manner that Tenant shall not be in violation of the Lease.

2.	It is understood and agreed between Landlord and Tenant that costs incurred by Landlord, if any, as a result of Tenant's failure or delay in providing the information required by this Exhibit and by the Lease to which this Exhibit is attached, shall be the sole responsibility of Tenant, who shall pay such costs, if any, promptly upon Landlord's demand.

3.	All Tenant's Work shall conform to applicable statutes, ordinances, regulations and codes and the requirements of various rating bureaus. Landlord shall obtain all approvals with respect to electrical, water, sewer, heating, cooling and telephone work, all as may be required by the utility company supplying the service.

4.	No approval by Landlord shall be deemed valid unless in writing and signed by Landlord.

5.	Prior to commencement of Tenant's Work and until completion thereof, or commencement of the Lease Term, whichever is the last to occur, Landlord shall effect and maintain Builder's Risk Insurance covering Landlord, Tenant, Tenant's contractors and Tenant's subcontractors, as their interests may appear, against loss or damage by fire, vandalism and malicious mischief and such other risks as are customarily covered by a so-called "extended coverage endorsement" upon all Tenant's Work in place and all materials stored at the site of Tenant's Work, and all materials, equipment, supplies and temporary structures of all kinds incidental to Tenant's Work, and equipment, all while forming a part of or contained in such improvements or temporary structures, or while on the Demised Premises or within 100 feet thereof, or when adjacent thereto, while on sidewalks, streets or alleys, all to the full insurable value thereof at all times on a completed value basis. In addition, Landlord agrees to indemnify and hold Tenant harmless against any and all claims for the injury to persons or damage to property by reason of the use of the Demised Premises for the performance of Tenant's Work, and claims, fines, and penalties arising out of any failure of Landlord or its agents, contractors and employees to comply with any law, ordinance, code requirement, regulations or other requirements applicable to Tenant's Work; and Landlord agrees to require all contractors and subcontractors engaged in the performance of Tenant's Work to effect and maintain certificates evidencing the existence of, and covering Landlord, Tenant, Tenant's contractors, and Tenant's subcontractors, prior to .commencement of Tenant's Work and until completion thereof, the following insurance coverages:

a.	Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the State in which the property is located, including Employer's Liability Insurance to the limit of $100,000.

b.	Comprehensive General Liability Insurance, excluding "Automobile Liability" against bodily injury, including death resulting therefrom, and personal injury in the limits of $1,500,000 for any one occurrence and property damage in the limits of $500,000 for any one occurrence or a combined single limit policy of $1,500,000 per occurrence.

c.	Comprehensive Automobile Insurance, including "non-owned" automobiles, against bodily injury, including death resulting therefrom, in the limits of $1,500,000 for any one occurrence and $500,000 property damage or a combined single limit of $1,500,000.

B.	TENANT IMPROVEMENTS,

Providing and installing all tenant improvements per plans.

C.	FURNITURE, FIXTURES, EQUIPMENT AND SIGNS

All furnishings, trade fixtures, equipment, signs, and related parts, including installation. Location and design of all signs subject to prior written consent of Landlord.

D.	ELECTRICAL

1.	All systems, where required for intercommunication, music antenna, material handling or conveyor, burglar alarm, vault wiring, fire protection alarm, time clock and demand control.

2.	All conduit, as required by the utility company supplying the services for necessary telephone wires within the Demised Premises.

E.	SUBSEQUENT REPAIRS AND ALTERATIONS

Landlord reserves the right to require changes in Tenant's Work when necessary by reason of code requirements. Tenant shall maintain the Demised Premises and make all repairs thereto, other than repair of the foundation, roof and structural portions of the walls.

F.	DOORS AND EXITING REQUIREMENTS

1.	All exiting codes must be adhered to.

2.	A clear exiting path to Tenant's rear door must be maintained.

EXHIBIT D

TENANT'S PLANS

AMENDMENT NO. 1

FIRST AMENDMENT TO THE LEASE dated JANUARY 30, 3006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ("Landlord") and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company ("Tenant") with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the "Demised Premises ").

Landlord has agreed to the following changes:

(1)	Reduction of the monthly rent under the Lease during each month of the fourth quarter of 2008 and the first quarter of 2009 to $85,000.

(2)	Allow payment of the monthly rental in respect of each month of the fourth quarter of 2008 to be deferred until expiration or termination of the lease term, at which time all of such unpaid sums will be due and payable to the Landlord as a lease expiration/termination fee.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	1/30/09	Date:	1/30/09

AMENDMENT NO. 2

SECOND AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ("Landlord") and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company ("Tenant") with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oqaendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the "Demised Premises ").

Landlord has agreed to the following changes:

(1)	Extend the Reduction of the monthly rent under the Lease during each month of the second quarter of 2009 to $85,000.

(2)	Allow payment of the monthly rental in respect of each month of the fourth quarter of 2008 to be deferred until expiration or termination of the lease term, at which time all of such unpaid sums will be due and payable to the Landlord as a lease expiration/termination fee.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	April 2, 2009	Date:	5/2/09

AMENDMENT NO. 3

THIRD AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ("Landlord") and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company ("Tenant") with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W. Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the "Demised Premises ").

Landlord has agreed to the following changes:

(1)	Extend the Reduction of the monthly rent under the Lease to $85,000.00 per month during each month of the year 2009.

(2)	Deferred rent for the fourth quarter of 2008 to be free rent and the lease term extended for 3 months until June 30, 2017.

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect

LANDLORD		TENANT

LVRH PROPERTIES LLC,		LAS VEGAS REHABILITATION HOSPITAL,
a Nevada limited-liability company		a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	3/12/09	Date:	3/12/09

AMENDMENT NO. 4

THIRD AMENDMENT TO THE LEASE dated JANUARY 30, 2006 by and between LVRH PROPERTIES LLC, a Nevada limited-liability company ("Landlord") and LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company ("Tenant") with respect to the demise by Landlord to Tenant of that certain premises described as 9175 W, Oquendo Road, Las Vegas, Nevada and shown on the Site Plan attached as Exhibit A hereto, (all of such premises collectively, the "Demised Premises ").

Landlord has agreed to the following changes:

(1)	Adjusted triple net rent for 2010 is $115,000 per month.

(2)	See Attachment #1 for a recapture of the rent discounts for January 1, 2011 to March 31, 2017

(3)	All other conditions of the lease agreement dated January 30, 2006, shall remain in full force and effect.

LANDLORD		TENANT

LVRH PROPERTIES LLC, a Nevada limited-liability company		LAS VEGAS REHABILITATION HOSPITAL, a Nevada limited-liability company

By:	/s/ Edward M. Nigro	By:	/s/ A. Allan Stipe
	Edward M. Nigro, Manager		A. Allan Stipe, Manager

Date:	June 30, 2009	Date:	4/30/09

Attachment (1)

Lease Discount Periods

1st QTR 2009

Original Rent	128,750
Discounted Rent	(85,000)
Difference	43,750

Total discount @ 3 Months	131,250

2nd QTR 2009 - 4th QTR 2009

Original Rent	132,612
Discounted Rent	(85,000)
Difference	47,612

Total discount @ 9 Months	428,508

1st QTR 2010

Original Rent	132,612
Discounted Rent	(115,000)
Difference	17,612

Total discount @ 3 Months	52,836

2nd QTR 2010 - 4th QTR 2010

Original Rent	136,590
Discounted Rent	(115,000)
Difference	21,590

Total discount @ 9 Months	194,310

Total Discount	806,904

Lease Discount Periods

Additional Rent Calculation

Remaining Term - 75 Months
January 1, 2011 to March 31, 2017

Total Discount	806,904

Increase monthly costs	806,904
÷75
10,759

At end of 1st Term (2017) additional rent is terminated

Commencing January 1,2011

Original Rent	136,590
Additional Rent	10,759	*
Total Rent	147,349

2nd QTR 2011 -4th QTR 2011

Original Rent	140,688
Additional Rent	10,759	*
Total Rent	151,447

* Note - Additional rent only payable from hospital quarterly cash flow greater than 1.5 times lease payments.

-Additional rent not subject to 3% increase.

Attachment (2)

Investor Proforma

Income Property Operating Analysis	YR 2009		YR 2010		YR 2011*		YR 2012*		YR 2013*

Monthly Net Rent	85,000	1.70	115,000	2.30	147,349	2.95	151,447	3.03	155,668
					151,447	3.03	156,067	3.12	160,000
Annual Net Rent	1,020,000		1,380,000		1,805,070		1,855,353		1,907,004
Annual Debt Service	698,000		864,000		864,000		864,000		864,000
Net Income	322,000		516,000		941,070		991,353		1,043,004

Investor Equity	3,700,000		3,700,000		3,700,000		3,700,000		3,700,000

Return	8.7%		13.9%		25.4%		26.8%		28.2%
DCR			1.60		1.92		2.15		2.21

* increase rent by $10,759 per month per lease modification * rate change each April